EXHIBIT 10.246
                                     OFFICE
                               FULL SERVICE GROSS
                                    L E A S E
                             (2285 CORPORATE CIRCLE)

                              MEGO FINANCIAL CORP.

     THIS LEASE is made and entered into this 31st day of May, 2002, by and between CORPORATE CTR. IV, LLC, a Nevada limited liability company (herein referred to as "Landlord") and MEGO FINANCIAL CORP., a New York corporation (herein referred to as "Tenant").


                                   SECTION 1
                                  DEFINITIONS
                                  -----------

Definitions.  The  following  definitions  shall  pertain  hereto:

     0.0.1 "Additional Rent" shall mean charges payable by Tenant other than Base Rent. See Section 3.3.


     0.0.2 "Adjustment Month" shall mean the thirteenth (13th) month and each successive twelve (12) month period thereafter throughout the Lease Term commencing with the first full calendar month following the Commencement Date (i.e. 25th, 37th, 49th month, etc.), and each successive twelve (12) month period throughout any applicable Extension Term(s) (i.e. 13th, 25th, 37th month, etc.).

     0.0.3  "Aggregate  Monthly  Rent"  shall  mean Base Rent and all Additional
Rent.

     0.0.4   "Allowance"     Allowance  shall  mean  an amount equal to Thirty
and 00/100 Dollars ($30.00) per square foot of Usable Area, as defined below, which Allowance may be increased by an amount equal to three (3) months of Base Rent, calculated at Two and 10/100 Dollars ($2.10) per month for each square foot of Usable Area of the Premises (the "Additional Allowance"), as more fully elaborated in Exhibit C, "Landlord's Work Letter," attached hereto and incorporated herein. In the event that Tenant elects to increase the Allowance by all or a portion of the Additional Allowance, the amount of said Additional Allowance utilized by Tenant to increase the Allowance shall be deducted from the rental abatement provided to Tenant initially for month three (3) and then month two (2), and if Tenant utilizes the aggregate sum of the three (3) months of rental abatement then month one (1), as more fully set forth in Section 3.1. See Exhibit C.

     0.0.5 "Base Rent" shall mean the sum of Two and 10/100 Dollars ($2.10) per month for each square foot of Rentable Area of the Premises, which is equal to the sum of Four Hundred Thirty Thousand Nine Hundred Ninety-Five and 60/100 Dollars ($430,995.60) per annum, as may be adjusted pursuant to Section 2.1.1 hereof. The Base Rent shall be due and owing as of the Commencement Date. See
Section  3.1.

     0.0.6  "Base  Year"  shall  mean  the  calendar  year  2003.

     0.0.7  "Broker"     Broker  shall  refer  to  CB Richard Ellis and Lee &
Associates.  See  Section  34.

     0.0.8  "Building"     Building  shall  mean the structure and all of its
improvements constructed upon the Property, which structure has a business address of 2285 Corporate Circle, Henderson, Nevada 89074. The total Rentable Area for the Building is anticipated to be approximately 44,109 square feet.

     0.0.9  "Commencement  Date"  shall  refer to the Occupancy Date, subject to
Section  3.1.

     0.0.10  "Common  Areas"  shall  mean  those  areas as more fully defined in
Section  9.

     0.0.11 "Default Interest Rate" shall mean the lesser of eighteen percent (18%) per annum or the maximum interest rate permitted by Nevada law.

     0.0.12 "Landlord's Work" shall refer to the improvements to be installed by Landlord pursuant to the Landlord's Work Letter, attached hereto and incorporated herein. See Exhibit C.


     0.0.13 "Landlord's Share" of Property Operating Costs shall be defined as that amount equal to one hundred percent (100%) of the Property Operating Costs during the Base Year and such amount shall be borne by Landlord during each Lease Year throughout the Term of this Lease.


     0.0.14 "Lease Year" shall mean a twelve (12) month calendar year, except that in the event that the Commencement Date for the Premises occurs on a date other than January 1, the first Lease Year hereunder shall be that fractional part of the calendar year from the Commencement Date to December 31 of the same year, and the final Lease Year shall be that fractional part of the calendar year from January 1 to the expiration date of the Lease.


     0.0.15 "Mortgagee" shall mean the holder of a lien of first priority on the Property.


     0.0.16 "Occupancy Date" shall be deemed to refer to the fifth (5th) business day following Landlord's written notification to Tenant, that Landlord's Work has been Substantially Completed, as defined in Section 1.1.21 below, and as more fully elaborated in Exhibit C, and the Premises is available and suitable for Tenant's move-in and occupancy. Such Occupancy Date is, at the outset of this Lease, anticipated to be on or about September 1, 2002, subject to Force Majeure, as that term is defined in Section
    ----- ---------
25 below, encountered by Landlord and subject to Tenant Delays, as defined in Exhibit C. If for any reason Landlord cannot deliver possession of the Premises to Tenant on or before the Occupancy Date, this Lease will not be void or voidable, and Landlord will not be liable to Tenant for any resultant loss or damage, except as otherwise provided herein.

     0.0.17   "Premises"     Premises  shall  mean  that  suite  or  space  as
indicated by cross hatching on the Site Plan attached hereto as Exhibit A-4 and Exhibit A-5, incorporated herein by reference, and commonly referred to as Suite 200 located within the Building.

     0.0.18  "Property"     Property  shall mean the real property upon which
the Building is located, as more legally described in Exhibit A-1, and depicted on Exhibit A-2, attached hereto and incorporated herein, and all easements, rights, rights-of-way, and licenses appurtenant thereto. The Property is located in a business center commonly referred to as "Green Valley Corporate Center."

     0.0.19 "Property Operating Costs" shall mean those costs and expenses as further elaborated in Section 3.3.3.

     0.0.20 "Rentable Area" shall be determined pursuant to measurement standards for rentable area promulgated by BOMA and designated with the Standard Building Owners and Manager's Association ANSI Z65.1-1980 (reaffirmed 1996) (the "BOMA Standard"). It is anticipated that the Rentable Area for the Premises shall be approximately 17,103 square feet. The Rentable Area of the Premises shall be noted in a memorandum, in a form substantially similar to Exhibit B, attached hereto, and same, after execution shall be incorporated herein by reference.


     0.0.21  "Substantially  Complete  or Substantial Completion" shall mean the
(i) completion of the Tenant Improvements, as defined below, in accordance with the Final Plans, as defined in Section 2.3 of the Landlord's Work Letter, subject only to the completion of minor items that do not materially interfere with Tenant's occupancy of the Premises ("punch list items"); and (ii) issuance by the City of Henderson of its conditional or final certificate of occupancy permitting legal occupation of the Premises by Tenant.


     0.0.22 "Tenant Improvements" shall refer to those improvements to be made, installed or otherwise constructed by the Landlord, as more fully elaborated in Landlord's Work Letter. See Exhibit C.


     0.0.23 "Tenant's Pro-Rata Portion" shall mean a percentage based upon a fraction, the numerator of which is the Rentable

Area of the Premises, and the denominator of which is the total number of Rentable Area of the Building. Tenant's Pro-Rata Portion is anticipated to be approximately 38.7744%, subject to the final confirmation of the Rentable Area for the Premises as described in Section 2.1.1.

     0.0.24 "Tenant's Share" of Property Operating Costs shall be calculated as the product of Tenant's Pro-Rata Portion and the Property Operating Costs. See
Section  3.3.1.


     0.0.25     "Term"    shall  mean  the period of time commencing with
the Commencement Date and continuing for ninety-nine (99) months following the first day of the first calendar month following the Commencement Date. At such time as the Commencement Date shall have been established, Landlord and Tenant shall execute a memorandum confirming said date, as set forth in Exhibit B, attached hereto, and the same, after execution, shall be deemed incorporated herein by reference; provided, however, that the term of Tenant's and Landlord's rights and obligations hereunder may be extended pursuant to Section 39 below.

     0.0.26 "Usable Area" shall be determined pursuant to measurement standards for usable area promulgated by BOMA and designated with the BOMA Standard (as defined in Section 1.1.20 above) and as more specifically set forth in Exhibit
B. It is anticipated that the Usable Area for the Premises shall be approximately 14,957 square feet. The Usable Area of the Premises shall be noted in a memorandum in a form substantially similar to Exhibit B, attached hereto, and same, after execution shall be incorporated herein by reference.


     0.0.27 "Utilities" shall mean those facilities provided to the Premises and Common Areas of the Building and/or Property, such as water, gas, heat, electricity, power, refuse disposal, environmental waste disposal, air conditioning, telephone service, sewer service, and cable television, if available.


                                    SECTION 2
                                    PREMISES
                                  -------------


1.2 Premises. Upon the conditions, limitations, covenants and agreements herein set forth, Landlord hereby leases to Tenant, and Tenant hereby accepts, hires and leases from Landlord, the Premises. Subject to the other provisions of this Lease, Landlord shall have the right, in its sole and absolute discretion, to modify the Property and/or the Building from time to time, but in no event shall such modification substantially interfere with Tenant's use of the Premises, as such use is more fully elaborated in Section 7 below, nor will it materially reduce the Rentable or Usable Area of the Premises.



     0.0.1     Rental  Area     Within  a  reasonable  period following
the Occupancy Date, the Rentable Area of the Premises will be confirmed in writing by Landlord's architect and/or licensed designer or space planner following completion of construction of the Premises. Tenant may measure the Premises following the date that the demising walls are established; otherwise, the Rentable Area set forth in Exhibit B shall be Landlord's final measurement of the Premises. Landlord's final measurement shall be binding upon Tenant, unless Tenant notifies Landlord of any actual error therein within ten
(10) days after written notice thereof. Landlord shall notify Tenant of any adjustment to Rentable Area within thirty (30) days of its receipt of Tenant's notice of any actual error. Landlord's determination of the Rentable Area shall be binding. Tenant's rental obligation set forth herein shall be subject to the final confirmation of the Rentable Area for the Premises.

     0.0.2 Landlord's Reservations. Landlord reserves to itself the use of the roof, exterior walls and the area above and below the Premises (other than roll-up doors and exterior doorways), together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements now or in the future leading through the Premises and which serve other parts of the Property.

1.3 Declaration. The Green Valley Corporate Center development is subject to that certain Declaration of Covenants, Conditions and Restrictions, recorded on January 25, 1996, in Book 960125, as Document No. 01411, in the Office of the Recorder of Clark County, Nevada, and any amendments or supplements thereto (the "Declaration"). The Declaration is enforced and implemented in part by the Green

                                    Page -3-

Valley  Corporate  Center  Commercial  Association,  Inc.  (the  "Association").

                                    SECTION 3
                                    BASE RENT
                                  -----------

1.4 Base Rent. The Base Rent for each Lease Year or portion thereof, together with the estimated Additional Rent, pursuant to Section 3.3. below, shall be due and payable in advance, in legal tender of the United States of America, in twelve (12) equal installments, one such installment being due on the first day of each calendar month during the Term of the Lease and any applicable extensions or renewals thereof. Tenant agrees to pay such Base Rent and Additional Rent to Landlord monthly, in advance, without demand. If the Lease Term commences on a day other than the first day of a month or terminates other than the last day of a month, then the installments of Base Rent and Additional Rent for such month(s) shall be prorated, based upon the number of days in such month. Provided Tenant is in full compliance with the terms and conditions of this Lease, Aggregate Monthly Rent shall be abated for the first three (3) months of the Lease Term, subject to Tenant's election to increase the Allowance.

     0.0.1 First Month's Rental Obligation. Concurrent with the execution of this Lease, Tenant shall deliver to Landlord the sum of Thirty-Five Thousand Nine Hundred Sixteen and 30/100 Dollars ($35,916.30), which amount shall be applied to the Tenant's first month of rental obligation due hereunder (see Sections 1.1.4 and 3.1 above), and which sum may be subject to adjustment pursuant to Section 2.1.1.

1.5 Base Rent Increases. The Base Rent shall be increased by three percent (3%) commencing on the first day of each Adjustment Month.

1.6 Additional Rent. In addition to Base Rent, Tenant shall pay to Landlord, from the Commencement Date throughout the Term of this Lease, at the time and manner set forth herein, the following Additional Rent:

     0.0.1 Tenant's Share of Property Operating Costs. Tenant shall pay to Landlord its Pro-Rata Share of Property Operating Costs to the extent that the Property Operating Costs, as that term is more fully defined below, exceed Landlord's Share. Following the Base Year, Landlord shall estimate each Lease Year's Property Operating Costs and shall notify Tenant, in writing, within one hundred and twenty (120) days after the beginning of each successive Lease Year of Tenant's Share (net of Landlord's Share), applying the current Lease Year's estimated Property Operating Costs ("Estimated Tenant's Share"). The Estimated Tenant's Share shall be pro-rated on a monthly basis for the applicable Lease Year and such pro-rated amount shall be remitted by Tenant, in advance, commencing on the Commencement Date and continuing on the first day of each month thereafter, without further demand or any deduction or setoff. Until such time as Landlord notifies Tenant of the current Lease Year's Estimated Tenant's Share, Tenant shall continue to pay the Estimated Tenant's Share for the previous Lease Year.


     0.0.2 Notification of Property Operating Costs. Following the end of each Lease Year, Landlord will ascertain the actual Property Operating Costs for the current Lease Year then ending, and shall compute the difference thereof from the Estimated Tenant's Share paid by Tenant for the applicable Lease Year. Landlord shall notify Tenant, in writing, within one hundred and twenty (120) days of the end of each Lease Year of such difference, if any (the "Property Operating Cost Statement"). In no event, however, shall failure to deliver the Property Operating Cost Statement within said one hundred and twenty (120) day period prevent Landlord from collecting the difference, if any, from Tenant. Tenant shall pay to Landlord, within thirty (30) days following receipt of the Property Operating Cost Statement, the amount, if any, due to Landlord
(inclusive  of  the  last  year

                                    Page -4-
of the Term). In the event that the Property Operating Cost Statement reflects an amount due to Tenant, then same shall be credited and applied to the next monthly payment of Base Rent and Additional Rent, until such amount has been fully exhausted, provided that in the last year of the Term any excess shall be refunded to Tenant within thirty (30) days following Tenant's receipt of the Property Operating Cost Statement, or any shortfall shall be paid by Tenant within thirty (30) days of its receipt of the Property Operating Cost Statement. In no event shall Landlord or Tenant be entitled to receive interest on any amounts due to the respective party as shown on the Property Operating Cost Statement. The obligation of Tenant to pay Landlord Tenant's Pro-Rata Portion of the Property Operating Costs, or Landlord's obligation to refund any excess paid by Tenant shall survive the early termination or expiration of this Lease.

     0.0.3     Property  Operating Costs.  The term "Property  Operating
Costs" shall mean the total cost and expense incurred, during each Lease Year, in managing, operating, equipping, lighting, repairing, replacing and maintaining the Property, as well as any owners association's common area assessments which are established and which are allocable to the Property as reasonably determined by the Landlord, annualized over a Lease Year. Such operating and maintenance costs shall include all costs and expenses of operating and maintaining such areas and facilities in such manner as Landlord may, from time to time, deem appropriate, and for the best interests of the tenants of the Property, including, without limitation, the following:

     d.     all  Impositions,  as  that  term is defined in Section 3.3.5 below;

     e. all Utilities not separately metered or billed to Tenant, or other tenants, and all other utilities and services provided to the Property;

     f. all cleaning and janitorial service for the Premises and cleaning on a regular basis for all Common Areas of the Building;

     g. Landlord's insurance for the Property, including fire and extended coverage, liability, property damage, rent loss, boiler insurance, vandalism, malicious mischief, earthquake insurance, insurance against liability for defamation and claims of false arrest, and such other insurance in such amounts and covering hazards deemed appropriate by Landlord or which Landlord or any Mortgagee deems necessary or prudent;

     h. the cost (amortized over such period as Landlord reasonably determines, together with interest at twelve percent (12%) on the unamortized balance) of any capital improvements to the Property or equipment replacements made by Landlord after the Commencement Date that are intended to reduce Property Operating Costs, or are required by any laws, which are necessary in order to operate the Property at the same quality level as prior to such replacement;

     i. costs and expenses of operation, repair and maintenance of all structural portions and components of the Property, including, without limitation, plumbing, communication, common area heating, ventilating and air-conditioning, elevator, and common area electrical and other common Property systems;

     g. costs of repairs, maintenance, or replacement of paving, curbs, walkways, remarking, directional or other signs, landscaping, drainage, lighting facilities, repair and maintenance of the Common Areas and parking areas, costs and expenses of planting, replanting and replacing flowers, shrubbery and other landscaping, and the cost to Landlord of servicing and maintaining any sprinkler system;

     h. rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Property;

     i. management fees not to exceed three percent (3%) of the annual gross revenue of the Building, and administrative fees not to exceed fifteen percent (15%) of the direct Property Operating Costs, for direct labor and overhead for administrative personnel at or below the property manager level allocable to the Premises, Building or Property, which fees shall be payable to Landlord or to any other entity which is managing or administering the Property and/or the Building;

     j. costs incurred in providing private police protection, roving patrol, or night watchmen (including, but not limited to, uniforms), and fire protection;

     k. expenses for the rental of music program services and loudspeaker systems (if
                                    Page -5-

Landlord elects to provide the same), including, but not limited to, furnishing electricity therefor;

     l. Landlord's share of any charges or contributions made under a recorded covenant or other agreement that relates to the Property and any other property, which are disclosed, in writing, in advance to the Tenant; and

     m. cost of leasing and operating any signs, the cost of personnel to implement any service described above, to direct traffic and to police the Common Areas.


     1.6.1.1 For any period that the occupancy of the Building during the Base Year or any Lease Year is less than ninety-five percent (95%), Property Operating Costs for such Base Year shall be "grossed up" to that amount of Property Operating Costs that, using reasonable projections, would normally be expected to be incurred if the Building were ninety-five percent (95%) occupied during the Base Year; provided, further, that to the extent that for any reason the Building was only in operation for a portion of the Base Year, Property Operating Costs for the Base Year shall be "grossed up" and shall reflect such adjustments for seasonality and otherwise as Landlord deems appropriate to that amount of Property Operating Costs that, using reasonable projections and assumptions, would normally be expected to be incurred if the Building had been in operation during the entire Base Year. With respect to Real Property Taxes included in Property Operating Costs for the Base Year, such amount shall be determined under the assumption that the Building is fully assessed as a completed and occupied unit and if one or more additional buildings are at any time constructed on the parcel of real property that the Building is situated upon, then at the option of Landlord at each instance the amount of the Base
Year shall be changed to give effect to restatement of the Property Operating Costs for the Base Year predicated upon recomputation of the Real Property Taxes which were included in Property Operating Costs to be a new amount of Real Property Taxes multiplied by the fraction whose numerator is the total Rentable Area of the Building and whose denominator is the total Rentable Area of all buildings (including the Building) situated upon such parcel.

     1.6.1.2 With respect to any Utilities or service mentioned herein which is not separately metered or billed to Tenant, if Landlord determines that Tenant's use of such utility or service is excessive or abnormal such that it is unfair to assess Tenant and other tenants therefor on a pro-rata square footage basis, Landlord shall so notify Tenant. Such written notice shall contain Landlord's estimate of a reasonable amount of the overall cost of such utility or service which should be billed to Tenant. If, within thirty (30) days after Tenant's receipt of such notice, Landlord and Tenant are unable to agree upon a reasonable amount of the overall cost of such utility or service to be paid by Tenant, then, and in such event, Tenant shall cause such utility or service to be separately metered to Tenant or separately contracted-for by Tenant, so that Tenant will pay separately, at Tenant's sole expense, for such utility or service (in which case Landlord shall not thereafter assess Tenant for any amount of such utility or service). The cost of the installation of any separate meter shall be paid by Tenant. Tenant has requested and Landlord will provide certain Additional Service, as defined and more fully elaborated in Section 10.1(c) below.

     0.0.4     Property  Operating  Cost  Exclusions.  Property
Operating  Costs  shall  not  include any expenditures by
                         ---
Landlord  in  connection  with:

     n. leasing costs (including Tenant Improvements), fees and leasing commissions;

     o. legal fees and costs, including costs of litigating with other tenants;

     p.     taxes  other  than "Impositions," as that term is defined in Section
3.3.5  of  this  Lease;

     q. costs and fines assessed against Landlord, due to violation of any other leases within the overall development within which the Premises is situated;

     r. all costs and expenses associated with capital improvements or additions (except as otherwise provided above) to the Property or the construction of any buildings to be occupied or used primarily for other tenants;
                                    Page -6-

     s. depreciation, amortization and interest payments, except as provided herein, and when required, the item shall be amortized over its reasonably anticipated useful life;

     t. interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Property except in conjunction with a permitted charge hereunder; and

     u. Landlord's general corporate overhead, general and administrative expenses and profits in connection with goods and services in or to the Property as supplied by Landlord to the extent the same exceeds the costs therefor if rendered by an unaffiliated third party within Clark County, Nevada.

     21.0.1 Impositions . For the purpose of this Lease, the term "Impositions" means:

     v. any real estate taxes, fees, assessments (including, but not limited to, any local improvement district assessments), or other charges assessed against the Property and any improvements thereon;

     w. all personal property taxes on personal property used in connection with the Property and related structures other than taxes payable by Tenant under Section 12.1 hereof, or payable by any other tenant in the Building;

     x. any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed, and which become payable during the Term hereof upon all improvements made to the Premises, over and above the Building shell, whether installed by Landlord or Tenant;

     y. any and all environmental levies or charges now in force affecting the Property or any portion thereof, or which may hereafter become effective, including, but not limited to, parking taxes, levies, or charges, employer parking regulations, and any other parking or vehicular regulations, levies, or charges imposed by any municipal, state or federal agency or authority;

     z. any other taxes levied or assessed in addition to, as a replacement, alteration, or substitute for, or in lieu of such real or personal property taxes;

     aa. any and all fees reasonably paid by Landlord in its opposition of tax assessments that are directly related to the Premises and/or the Property, provided, however, that in no event shall such fees exceed the amount of actual savings;

     bb. any expenses incurred in connection with any requirement subsequent to the date hereof for changes at the Property so as to comply with then existing laws, ordinances or codes imposed by federal, state or local governmental authorities, together with any and all fees reasonably incurred by Landlord in its opposition to any such regulations; and

     cc.     all  new and increased assessments, taxes, fees, levies and charges relating to the Property shall be included within the definition of "Impositions" for the purposes of this Lease.

1.7 Expenditures by Landlord. Whenever under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, (i) to make any such payment; (ii) to do any such act or thing; or (iii) to incur any such liability, all on behalf of and at the cost of and for the ac-count of Tenant. In exercising this right, Landlord shall be permitted to charge Tenant the cost thereof plus interest thereon at the rate of fifteen percent (15%) per annum, which charge shall constitute and be collectible as Additional Rent on demand.

1.8 Monetary Payments. All rent and other monies required to be paid by Tenant hereunder shall be paid to Landlord, without deduction or offset, except as otherwise provided herein, in legal tender of the United States of America,
                                    Page -7-
at  901  N. Green Valley Parkway, Suite 200, Henderson, Nevada 89074, Attention:
Property Management, or at such other place as Landlord may, from time to time, designate in writing. Tenant agrees that all monies required to be paid by Tenant pursuant to this Lease, except for the Base Rent, are hereby conclusively deemed to be Additional Rent.

                                    SECTION 4
                                 RIGHT OF AUDIT
                                ----------------
1.9 Right of Audit. In the event of any good faith dispute as to the amount of the Property Operating Costs, as set forth in the Property Operating Cost Statement forwarded to Tenant by Landlord, pursuant to Section 3.3.2, Tenant shall have the right to inspect Landlord's Property Operating Cost records for the Building and the Property at Landlord's offices; provided, however, that Tenant is not in default under the terms of this Lease at the time such request for such inspection is made, no more frequently than once per calendar year, and upon not less than thirty (30) days prior written notice to Landlord and at reasonable times. Tenant shall further have the right to photocopy Landlord's Property Operating Cost records for the Building and the Property at Landlord's offices, in the event that Tenant requests that an inspection be made. If, after such inspection and photocopying, Tenant continues, in good faith, to dispute the amount of the Property Operating Costs, as set forth in said Property Operating Cost Statement, Tenant shall be entitled not later than ninety (90) days following Tenant's receipt of Property Operating Cost Statement to retain a national, independent, certified public accountant, who is not contracted on a contingency fee basis, and who is mutually acceptable to Landlord and Tenant, to audit Landlord's Property Operating Cost records, with respect to the calendar year covered by said Property Operating Cost Statement, to determine the proper amount of the Property Operating Costs. Landlord shall be entitled to review the results of such audit promptly after completion of same. If the results of such audit states that Landlord has overcharged Tenant, then within a reasonable time after the results of the audit are made available to Landlord, Landlord shall credit Tenant the amount of such overcharge toward the payments of Base Rent and Additional Rent next coming due under this Lease, until such amount has been fully exhausted. If such audit proves that Landlord has undercharged Tenant, then within fifteen (15) days after the results of the audit are made available to Tenant, Tenant shall pay to Landlord the amount of any such undercharge.


     21.0.1 Audit Confidentiality. Tenant's receipt of any information in response to a request for inspection of Landlord's books and records with respect to the Property Operating Costs for the Building is subject to the following:

     e. Tenant must keep information confidential. All of the information obtained through the Tenant's audit with respect to financial matters (including, without limitation, costs, expenses, and income) and any other matters pertaining to the Landlord and/or the Property, as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the audit, shall be held in strict confidence by the Tenant and its officers, agents, and employees; and Tenant shall cause its auditor and any of its officers, agents, and employees to be similarly bound pursuant to subparagraph b., below.

     f. Auditor must sign confidentiality covenant. As a condition precedent to Tenant's exercise of its right to audit, Tenant must deliver to Landlord a signed covenant from the auditor, in a form to be provided by Landlord, acknowledging that all of the results of such audit as well as any compromise, settlement, or adjustment reached between Landlord and Tenant shall be held in strict confidence and shall not be revealed in any manner to any person except: (i) upon the consent of the Landlord, which consent may be withheld in Landlord's sole discretion; (ii) if reasonably necessary in connection with any arbitration or litigation, or regulatory arbitration or mediation proceeding between Landlord and Tenant materially related to the facts disclosed by such audit; or (iii) if required by law.

     g. Acknowledgment. Tenant understands and agrees that this provision is of material importance to the Landlord and that any violation of the terms of this provision shall result in immediate and irreparable harm to the Landlord.

     h. Damages. Landlord shall have all rights allowed by law or equity if Tenant, its officers, agent, or employees and/or the auditor violate the terms

                                    Page -8-
of this provision, including, without limitation, the right to terminate this Lease or the right to terminate Tenant's right to audit in the future pursuant to this clause.

     i. Indemnification by Tenant and auditor. Tenant shall indemnify, defend upon request, and hold Landlord harmless from and against all costs, damages, claims, liabilities, expenses, losses, court costs, and attorney's fees suffered by or claimed against Landlord, based, in whole or in part, upon the breach of this Section by Tenant and/or its auditor; and shall cause its auditor to be similarly bound.

     j. Survival clause. The obligations within this Section shall survive expiration or earlier termination of the Lease.

     1.9.1.1 If Tenant does not request an audit in accordance with the provisions of this Section 4.1 within ninety (90) days of its receipt of the Property Operating Cost Statement, such Property Operating Cost Statement shall be conclusively binding upon Tenant. In the event that Tenant was the prevailing party, in whole or in part, in an audit, Tenant shall only be entitled to audit Landlord's books and records that apply to the prior year immediately preceding the year in which Tenant prevailed in such audit, and in connection with the same specific item that was the subject of the previous audit in which Tenant prevailed, but in no event shall Tenant be entitled to conduct an audit nor challenge the correctness of the Property Operating Cost Statement for a period earlier than one (1) year prior to the year in which Landlord delivers the most recent Property Operating Cost Statement. In addition, once having conducted an audit with respect to a specific item in any year, Tenant shall have no right to conduct another audit of the same specific item for such year.

                                    SECTION 5
                                SECURITY DEPOSIT5
                              ---------------------

1.10 Security Deposit. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of Thirty-Five Thousand Nine Hundred Sixteen and 30/100 Dollars ($35,916.30), representing Tenant's first month's rental
                       ----------
obligation hereunder, receipt of which is hereby acknowledged by Landlord ("Deposit"), which Deposit may be subject to adjustment pursuant to Section
2.1.1. Said Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the Term hereof, including the vacating of the Premises by Tenant; provided that Tenant shall not be excused from the payment of any rent herein reserved or any other charge herein provided. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required, (i) to use or retain all or any part of the Deposit for the payment of any rent or other monies due Landlord; (ii) to repair damages to the Premises; (iii) to clean the Premises; or (iv) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Deposit is so used or applied, Tenant shall, within five (5) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Deposit to its original amount.

     21.0.1     Return  of Deposit    Landlord shall not be required  to  keep
the Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Deposit. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all the rent herein provided for and all other sums payable by Tenant to Landlord hereunder as the same fall due, then the Deposit shall be returned to Tenant within thirty (30) days after the end of the Term, or thirty (30) days after the last payment due from Tenant is received by Landlord, whichever last occurs. In the event of sale, transfer or the making of a master lease of the Property or of any portion thereof containing the Premises, if Landlord transfers the Deposit to the lessee or transferee for the benefit of Tenant, and if such lessee or transferee assumes all liability with respect to the Deposit, then Landlord shall be considered released by Tenant from all liability for the return of the Deposit, and Tenant agrees to look solely to the new landlord for the return of the Deposit, and it is agreed that this Section 5 shall apply to every transfer or assignment to a new landlord. No Mortgagee or beneficiary holding a lien on the Property or any portion thereof shall be liable to Tenant for any Deposit, unless said Deposit has actually been delivered to such Mortgagee or beneficiary.

     21.0.2     No Right of Tenant to Encumber Deposit

                                    Page -9-

Tenant shall have no right or privilege to mortgage, encumber, transfer or assign the Deposit without the prior written consent of Landlord.

1.11  No  Right  of  Deduction. Tenant may not deduct from its Aggregate Monthly
Rent or from other payments to Landlord under this Lease, the Deposit, and Landlord's right to possession of the Premises, or to take appropriate action for nonpayment of any rent, or for any other reason, shall not be affected by the fact that Landlord holds the Deposit and does not use, apply or retain the same as set forth herein.

1.12 Right to Raise Security Depositto Raise Security Deposit. Upon the occurrence of an Event of Default, as defined below, more than three (3) times within any twelve (12) month period, irrespective of whether or not such default is cured, then, without limiting Landlord's other rights and remedies provided for in this Lease, or at law or in equity, the Deposit shall automatically be increased by an amount equal to the greater of: (i) three (3) times the original Deposit; or (ii) three (3) months Base Rent, which shall be paid by Tenant to Landlord within ten (10) days following receipt of written notice by Landlord of same.

                                    SECTION 6
                            POSSESSION AND SURRENDER
                           --------------------------



1.13 Possession of the Premises. Subject to the following provisions, Tenant shall upon entering and occupying the Premises be conclusively deemed to have accepted the Premises, subject to Exhibit C, and Landlord shall not be liable for any latent or patent defects therein. Notwithstanding the foregoing, Landlord shall correct any latent defects in Landlord's Work with respect to which Tenant delivers notice to Landlord within one (1) year after the Occupancy Date, or within such longer period as coincides with the term of a third party warranty covering that portion of the Landlord's Work at issue. Landlord will construct the Tenant Improvements to be constructed or installed by Landlord according to the Landlord's Work. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided for in this Lease and the Landlord's Work. If for any reason Landlord cannot deliver possession of the Premises to Tenant on or before the fixed date component of the Occupancy Date, if applicable, this Lease will not be void or voidable, and Landlord will not be liable to Tenant for any resultant loss or damage.

1.14 Surrender. Upon the expiration or sooner termination of the Term of this Lease, if Tenant has fully and faithfully perform-ed all of the terms, conditions and covenants of this Lease to be performed by Tenant, but not otherwise, Tenant shall, at its sole cost and expense, remove all personal property and trade fixtures which Tenant has installed or placed in or on the Premises (all of which are hereinafter referred to as "Tenant's Property") from the Premises and repair all damage thereto resulting from such removal, and Tenant shall thereupon surrender the Premises in the same condition as on the Occupancy Date, reasonable wear and tear excepted. If Tenant has not fully and faithfully performed all of the terms, conditions and covenants of this Lease to be performed by Tenant, Tenant shall never-theless remove Tenant's Property from the Premises in the manner aforesaid within fifteen (15) days after receipt of written direction to do so from Landlord. In the event Tenant shall fail to remove any of Tenant's Property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all of such Tenant's Property not so removed and repair all damage to the Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to Tenant's Property caused by or resulting from such removal or otherwise. If the Premises is not surrendered at the end of the Term, Tenant shall indemnify
Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant due to such delay. Tenant agrees not to commit or allow waste to be committed on any portion of the Premises.

                                   SECTION 7
                                USE OF PREMISES
                               -----------------

1.15 Use of Premises. The Premises are leased to Tenant solely for office and administrative use relating to a travel/timeshare company, and for no other

                                    Page -10-
purpose or purposes whatsoever. Tenant shall not use, or suffer to be used, the Premises, or any portion thereof, as a sales office for timeshare and/or land sale presentations to the general public. Tenant shall conduct business under the trade name of "Leisure Industries Corporation of America, Inc.," and no other, without Landlord's prior written consent, which consent shall not be unreasonably withheld or conditioned.

1.16 Maintenance and Repair. Subject to Section 10, "Landlord Services," Tenant shall maintain the Premises in good repair and condition (ordinary wear and tear excepted) and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, Tenant signage, all plumbing and sewage facilities within the Premises including free flow up to the main sewer line, fixtures, heating and air conditioning and electrical systems (whether or not located in the Premises), fire sprinkler system, interior walls, floors and ceilings, and any work performed by or on behalf of Tenant hereunder. Tenant shall also keep and maintain in good order and condition any special equipment, fixtures or facilities other than the usual and ordinary plumbing and utility facilities.

1.17 Storage of Garbage. Tenant shall store all trash and garbage in appropriate refuse containers in a designated area provided by Landlord and reasonably located, so as not to be visible or create a nuisance to customers and business invitees in the Premises and/or the Property, and so as not to create or permit any health or fire hazard. If Tenant requires larger refuse facilities over that generally provided by Landlord, Tenant shall arrange and pay for same.

1.18 Abidance of Rules and Regulations. Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the Rules and Regulations that Landlord has established, as set forth in Exhibit D, attached hereto and incorporated herein by reference, and such additional reasonable rules and regulations hereafter adopted, and reasonable amendments and modifications of any of the foregoing, as Landlord may, from time-to-time, adopt for the safety, care and cleanliness of the Premises or the Property or for the preservation of good order thereon and therein.

1.19 Commercially Reasonable Operation. Tenant shall operate its business in the Premises and such operation shall be conducted in a commercially reasonable manner.

1.20 Prohibition Against Interference With Other Tenants. Tenant shall not do, permit or suffer anything to be done or kept upon the Property or in the Premises which will obstruct or interfere with the rights of other tenants and/or property owners, Landlord or the patrons and customers of any of them, or which will unreasonably annoy any of them, their patrons or customers by reason of unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance on the Premises or commit or suffer any immoral or illegal act to be committed thereon.

1.21 Use of Common Areas. The use of the Premises and all Common Areas whatsoever by Tenant, its employees, agents, customers, licensees, invitees and contractors shall at all times be in compliance with all covenants, conditions and restrictions, easements, reciprocal easement agreements, and all matters presently of public record, or which may hereafter be placed of public record, which affect the Premises or the Property, or any part thereof.

1.22 Parking. Subject to Section 9, Tenant agrees that Tenant and its employees, invitees and all other individuals visiting the Premises, except for Tenant's customers, will, if deemed necessary by Landlord, only park in the areas designated for such use. Written notice of such designation shall be delivered to Tenant and same shall have the same force and effect as if it was originally included in this Lease.

1.23 Trademark Restrictions. Tenant agrees to abide by the trademark restriction covenants contained in Section 7.9.1 below. Tenant hereby acknowledges and agrees that, upon any breach by Tenant of such covenants, Landlord and ANC, Inc., an affiliate of the Landlord, will be irreparably and materially injured for no just cause and without adequate remedy at law, such that Landlord and ANC, Inc. (as a third party beneficiary hereof) shall be irrebuttably presumed to be immediately entitled to all forms of equitable relief, including, without limitation, a temporary restraining order and preliminary or permanent injunction.
                                    Page -11-

     21.0.1 Trademark. Tenant acknowledges that Landlord has informed it that ANC, Inc., a Nevada corporation, and an affiliate of Landlord, is the owner of trademark and trade name rights relative to the name "GREEN VALLEY" and with respect to various distinctive marks utilized in conjunction with the Green Valley development. Tenant therefore agrees not to denote or utilize the name "GREEN VALLEY" or any of said distinctive marks as the name of or part of the name of or in conjunction with the name of the business to be conducted on the Premises leased to Tenant hereunder without first obtaining the written approval of ANC, Inc., and executing such license agreements relative thereto as may be requested and required by ANC, Inc. Any breach of this provision shall constitute a material breach of this Lease with all attendant rights accruing to Landlord. Further, ANC, Inc. is acknowledged by both Landlord and Tenant to be an additional intended beneficiary of this provision of this Lease. Tenant agrees and acknowledges that either Landlord and/or ANC, Inc. shall be entitled to all forms of equitable relief, including, without limitation, a temporary restraining order, preliminary and permanent injunction, in the event of any unauthorized use by Tenant of the name "GREEN VALLEY" or any trademark of ANC, Inc., utilized in conjunction with the Green Valley development.


1.24 Gaming. No slot machine, gambling game or device, or other "gaming" of any type as defined by Nevada law or requiring a gaming license issued by the State of Nevada shall be permitted in or on the Premises without the prior written consent of Landlord, which consent is strictly within Landlord's discretion.

1.25 Satellite Dish. Tenant shall have the right, at its sole cost and expense, in accordance with all applicable governmental laws, codes and regulations, to install one (1) satellite dish, the size of which shall be consented to by Landlord (not greater than two (2) meters), utilizing a non-penetrating roof mount. Tenant represents and warrants that the installation of the dish shall not cause any damage to the Premises or the Building. Installation of the satellite dish by Tenant will not adversely affect the Landlord's roof warranty. Said installation shall be at a location mutually agreed upon by Landlord and Tenant. The dish shall be screened by view from all elevations of the Premises and Building in accordance with the City of Henderson and all governmental ordinances. Tenant shall mount said dish by the mounting configuration and in a manner reasonably required by Landlord. Tenant agrees to indemnify and hold harmless Landlord from any costs, liabilities or damages arising from or caused by the installation, use and/or existence of said satellite dish. Additionally, at the expiration or early termination of the Lease, Tenant shall remove the satellite dish at Tenant's sole cost and expense and shall repair any damage caused by such removal. In the event Tenant fails to remove said dish within fifteen (15) days after the expiration or earlier termination of this Lease, Landlord may remove same and Tenant shall pay to Landlord the reasonable costs therefor incurred. Tenant represents and warrants that any and all roof work shall comply with the requirements set forth in Exhibit G, attached hereto and incorporated herein. Tenant shall indemnify, defend, and hold Landlord harmless from and against all costs, damages, claims, liabilities, expenses, losses, court costs, and attorney's fees suffered by or claimed against Landlord, based, in whole or in part, upon the breach of this Section by Tenant.

                                    SECTION 8
                     IMPROVEMENTS, SIGNAGE AND ALTERATIONS
                     --------------------------------------

1.26 Improvements. Landlord shall diligently perform and install or cause to be installed the improvements to the Premises required of it as specifically set forth on Exhibit C, attached hereto and incorporated herein ("Landlord's Work"). Except as so set forth, Tenant otherwise accepts the Premises in its "as is" condition. Landlord's Work shall be performed substantially in accordance with the plans, specifications and related requirements as so outlined on said Exhibit C or established pursuant thereto.

     21.0.1 Exterior Directional Signage. At Tenant's sole cost and expense, Landlord shall provide Tenant the ability to display its trade name on exterior directional signage located within the Green Valley Corporate Center parking lot, as more fully depicted on Exhibit F, attached hereto and incorporated herein, subject to the sign criteria currently in effect within the Property. The right to display Tenant's trade name shall terminate upon the expiration of this Lease or sooner termination as provided herein

                                    Page -12-

     21.0.2 Directory Signage. Tenant shall have the ability to display its trade name on the directory sign and suite identification signage located within the Building lobby, which designs, sizes and locations shall be subject to Landlord's approval (the "Directory Sign"). Tenant, at its sole cost and expense, shall have the ability to display its trade name at the entry door to the Premises. All signage shall be subject to the sign criteria currently in effect within the Property. The right to display Tenant's trade name and/or logo shall terminate upon the expiration of this Lease or sooner termination as provided herein.



     21.0.3 Monument Signage . In the event that Landlord elects to construct a monument sign, Landlord shall provide Tenant a right to display its trade name on said monument signage (the "Monument Sign"). Tenant shall be responsible for the cost of the design, construction and placement of the sign panel, bearing Tenant's trade name on the Monument Sign, which design, size and location shall be subject to Landlord's approval. The right to display Tenant's trade name shall terminate upon the expiration of this Lease or sooner termination as provided herein.

1.27 Alterations. After completion of the Landlord's Work outlined herein, Tenant shall not make any further additions, alterations, improvements or changes ("Alterations") in, or to the Premises without the prior written approval of Landlord, excepting therefrom the interior non-structural Alterations costing less than Ten Thousand and 00/100 Dollars ($10,000.00) made by Tenant to the Premises. The approval of any and all structural Alterations shall be at the sole and absolute discretion of the Landlord. Any such approved Alterations shall be at the sole cost and expense of Tenant. Landlord may impose, as a condition to such consent, such requirements as Landlord may deem reasonably necessary in its judgment, including, without limitation, (i) the manner in which the work is done; (ii) a right of approval of the contractor by whom the work is to be performed; (iii) the times during which the work is to be accomplished, approval of all plans and specifications, certifications and inspections; and (iv) the procurement of all licenses and permits. Landlord shall be entitled to post notices on and about the Premises with respect to Landlord's non-responsibility for mechanics' liens, and Tenant shall not permit such notices to be defaced or removed. Tenant further agrees not to connect any apparatus, machinery or device to the Building systems, including electric wires, water pipes, fire safety, heating and mechanical systems, or any penetrations to the roof, walls or structure support of the Building, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any Alterations shall be made promptly and in a good and workmanlike manner, lien free, and in compliance with all insurance requirements and with all applicable permits, authorizations, building regula-tions, zoning laws, environmental regulations, laws regarding the physically disabled and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect per-taining to the Premises or Tenant's use thereof. Any Alterations made by Tenant shall, at Landlord's option, be-come the property of Landlord upon the expiration or sooner termination of this Lease. However, Landlord shall have the right to require Tenant to remove such Alterations, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Premises in the same condition as it was prior to the making of any or all such Alterations, reasonable wear and tear excepted.

1.28 Hold Harmless. Tenant shall indemnify and hold Landlord, the Property and Landlord's managing agent for the Property free of and harmless from any and all liabilities, losses, claims, or damages arising out of any Alterations undertaken by Tenant, whether specifically under the provisions of this Lease or otherwise, including all costs, damages, expenses, court costs and reasonable attorneys' fees incurred in or resulting from claims made by any person or persons, by other tenants in the Property, their subtenants, agents, employees, customers and invitees.

     21.0.1 Liability Insurance. Tenant, before undertaking any Alterations, or any other improvement(s) or construction, shall obtain and pay for a commercial liability insurance policy, as more fully set forth in Section 13 below, insuring Landlord and Tenant against any liability which may arise on account of such proposed Alterations or construction work in limits of not less than Two Million and 00/100 Dollars ($2,000,000.00) combined single limit coverage; a copy of such policy shall be delivered to Landlord prior to the commencement of any such Alterations.

1.29 Compliance with Applicable Law. Tenant, at its sole cost and expense, shall cause any Alterations, decorations, installations, additions, or improvements in or about the Premises to be performed in compliance with all applicable

                                    Page -13-
requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance, or operation of the Building, and so as to maintain harmonious labor relations in the Building.

1.30 Liens. Tenant shall at all times indemnify, save and hold Landlord, the Premises, the Property and the lease-hold created by this Lease free of and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of Tenant, or out of any work performed, material furnished, or obligations incurred by Tenant in, upon or otherwise in connection with the Premises. Tenant shall give Landlord written notice at least seven (7) business days prior to the commencement of any such work on the Premises to afford Landlord the opportunity of filing appropriate notices of non-responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after filing of any lien of record, obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period.

                                    SECTION 9
                            PARKING AND COMMON AREAS
                          ---------------------------

1.31 Common Areas. Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and business invitees shall have the nonexclusive right to utilize parking spaces in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use such Common Areas of the Property (including, but not limited to, the parking lot(s), walkways, corridors, halls, passageways and ramps, sidewalks, access roads, landscape and planted areas, public restrooms and other public facilities) as designated from time to time by Landlord in its sole discretion (collectively, the "Common Areas"), subject to such reasonable rules and regulations as Landlord or the Association may, from time to time, impose. Tenant agrees that it, its agents, employees, servants, contractors, subtenants, invitees and licensees shall abide by such rules and regulations. Landlord may at any time, upon written notice to Tenant (except in the case of an emergency), close any such Common Areas, (i) to make repairs or changes; (ii) to prevent the acquisition of public rights in such Common Areas; or (iii) to discourage noncustomer parking. Landlord shall operate, manage, equip, light, repair and maintain the Common Areas for their intended purposes in such manner as Landlord, in its sole discretion, shall determine. Landlord reserves the right to dedicate all or portions of such Common Areas and other portions of the Property for public utility purposes. Landlord may do such other acts in and to the Common Areas as in its sole judgment may be desirable. Tenant shall not at any time interfere with the rights of Landlord, other tenants, its and their agents, employees, servants, contractors, subtenants, licensees, customers and business invitees to use any part of the parking lot or Common Areas. Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation, or reduction or abatement of rent, by reason of any alteration or diminution of the Common Areas, and no such alteration or diminution of the Common Areas shall be deemed constructive or actual eviction.

1.32 Parking Space Leasing. Tenant shall not be permitted to park on any access roads and drives located within the Property ("Prohibited Parking"). Tenant shall be allocated sixty-seven (67) spaces for unreserved, uncovered parking spaces at no charge during the Lease Term ("Parking Allotment"). Landlord shall not have the risk of loss regarding any vehicle. Tenant shall not use more parking spaces than its Parking Allotment, or any spaces (i) which have been specifically assigned by Landlord to other tenants or for other uses (e.g., as visitor parking); or (ii) which have been designated by governmental entities of competent jurisdiction as being restricted to certain uses. In the event that Landlord determines in good faith that Tenant is exceeding its Parking Allotment, Landlord shall give Tenant notice of such fact ("Notice of Excessive Parking") and shall require Tenant to provide Landlord with Tenant's employees State license plate numbers within five (5) business days of its receipt of said initial notice. In the event that Tenant receives three (3)
Notices of Excessive Parking in any six (6) month period, Landlord shall be entitled to, in addition to any other remedies, including, but not limited to, towing, charge Tenant Twenty-Five and 00/100 Dollars ($25.00) per day per car in any prohibited area. Tenant's use of the parking area shall be based upon a non-exclusive use in common with Landlord, other tenants of the Building, and their guests and invitees. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas
                                    Page -14-
other than those designated by Landlord for such activities. If Tenant permits or allows any of such prohibited activities, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Tenant agrees not to use guest parking for its employees; unless waived in writing by Landlord, guest parking is limited to guest use only. Tenant acknowledges that, subject to the express rights of Tenant set forth herein, Landlord has the right to allocate parking spaces in such manner as it shall determine in its sole discretion.

     21.0.1 Covered Parking. Tenant's Parking Allotment shall include twenty-six (26) reserved covered parking spaces at the market rate, which is currently Thirty-Five and 00/100 Dollars ($35.00) per month, per parking space. A separate license agreement shall be entered into by and between Landlord and Tenant for said reserved parking spaces.

                                   SECTION 10
                              LANDLORD'S SERVICES
                              --------------------

1.33 Landlord Services. Landlord agrees to provide Tenant, as Landlord deems reasonably necessary, and subject to: (i) limitations contained in any governmental controls, now or hereafter imposed, or matters beyond Landlord's reasonable control; (ii) cessation on a temporary basis for reasonable necessity; (iii) tenants requiring excess amounts of services for the conduct of their business, in which event, at Landlord's discretion and with notice to such tenant, the cost of such excess services shall be allocated to that particular tenant on a equitable allocation basis and payable as Additional Rent hereunder, as billed to the tenant by the Landlord; (iv) Landlord's Duty to Repair, more fully set forth in Section 10.3 below; and (v) Tenant's obligation in connection with the Property Operating Costs, the following services:

     11. Cleaning and janitorial service five (5) days each week throughout the Term so that the Premises and Common Areas of the Building are cleaned according to the standards set forth in the janitorial service specifications attached as Exhibit E;

     12. Electrical, heating and air-conditioning service to the Common Areas during normal business hours, Monday through Friday from 7:00 a.m. to 6:00 p.m. and on Saturday from 9:00 a.m. to 2:00 p.m., except on recognized Federal or State of Nevada Holidays, but all costs in excess of Landlord's Share, shall be promptly paid by Tenant, as a part of Additional Rent defined in Section 3.3. Tenant shall be permitted to install or use computer, calculator or similar equipment; provided, however, (i) no such equipment shall exceed the maximum legal structural load bearing capacity of the floor(s) of the Premises; (ii) Tenant shall notify Landlord in writing of any and all such additional equipment; and (iii) any additional costs of operation and maintenance associated with such additional equipment shall be paid as Additional Rent by Tenant to Landlord on the date Base Rent is due as such rates are established by Landlord. All such charges from Landlord to Tenant shall be promptly paid to Landlord within thirty (30) days following receipt of billing therefor by Landlord. All costs associated with metering or submetering not included as part of the budgeted Property Operating Costs shall be borne by Tenant. Should Tenant desire either heating or air-conditioning at times other than the normal business hours as set forth above within the Common Areas, Landlord will furnish such services as requested by Tenant, but at Tenant's expense and at such hourly charge as is from time-to-time determined by Landlord (currently Forty-Five and 00/100 Dollars ($45.00) per hour), which charges Tenant shall pay within thirty
(30)  days  following  receipt  of  billing  therefor  by  Landlord;

     13. Normal facilities for furnishing light and electric power for the operation of primary office equipment such as typewriters, lamps, adding machines, computers, and calculators, dictating equipment, and clocks. Normal facilities for electric power is defined as follows: (i) electricity drawn from Building standard receptacles being 1 watt per usable square foot of the Premises per hour; (ii) Building standard lighting being 2.5 watts per usable square foot of the Premises per hour; and (iii) electricity to operate the Building heating and air conditioning systems being 6.0 watts per usable square foot of the Premises per hour. Tenant shall not be permitted to exceed any of the amounts of electricity as referenced herein without Landlord's prior written approval. Landlord's approval shall be determined at Landlord's sole discretion and, in the event, Landlord grants its permission to Tenant to use more than Tenant's permitted allotment of electricity, Landlord may pass through to Tenant any additional costs to purchase and install equipment, circuit panels and circuit
                                    Page -15-
breakers, electrical submeters and the like, incurred in providing electricity in excess of that which is stated herein, to Tenant, in addition to the cost of such excess electricity use. Any additional costs to Tenant for electrical consumption in excess of that stated herein shall be deemed to be Additional Rent and shall be due from Tenant in the same manner of payment set forth in
Section 3 of this Lease. Tenant has requested excess heating and air-conditioning services at times other than the normal business hours as set forth above within the Premises. Landlord will furnish such services as requested by Tenant, at Tenant's expense and at an hourly charge of Twenty-Five and 00/100 ($25.00) per hour for such excess hours ("Additional Service"). Tenant must subscribe to one hundred (100) hours of Additional Service per year for the Term of this Lease, which amount shall be pro rated for calendar year 2002 (33 hours). In the event that Tenant requires more than the Additional Service (or different hours for the Additional Service than pre-arranged, as set forth below) to the Premises, Landlord will furnish such services as requested by Tenant, but at Tenant's expense and at an hourly charge of Forty-Five and 00/100 ($45.00) per hour. Tenant shall remit to Landlord the cost of said excess electricity within thirty (30) days following receipt of billing therefor by Landlord. All electrical cost may be subject to periodic increases imposed upon Landlord by the electrical utility provider, in such event Landlord shall provide Tenant with commercially reasonable documentation evidencing such increases. Prior to the Commencement Date Tenant shall schedule with Landlord the desired hours for the Additional Service through December 31, 2002. Tenant shall have thirty (30) days following the end of the calendar year 2002 to notify Landlord whether it intends to continue the Additional Service for the following calendar year, and the schedule of hours for said year should it desires to continue the Additional Service;

     14. Repair and maintenance service for Tenant's heating, ventilating and air-conditioning system;

     15.  Repair  and  maintenance  service  of  plumbing  within  the Premises;

     16.  Utilities  for  the  reasonable  use  of  the  Premises  by  Tenant;

     17. Water and sewer reasonably used in the Premises and the Common Areas with the exception of commercial enterprises which require excessive amounts of water for the conduct of their business, the latter cost thereof being paid as Additional Rent hereunder as billed to Tenant by Landlord;

     18. Landscaping, streetscaping, parking lot repair and maintenance and sweeping and electrical power for the Common Areas and lighting for the Common Areas of the Property and other areas of the Property; and

     19. A system for limited access to the Building during other than normal business hours shall be provided in such form as Landlord deems appropriate. Landlord may charge a reasonable fee for card keys or other security devices. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages resulting from the actions of unauthorized persons on the Premises or in the Building and Landlord shall not be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Subparagraphs (a) through (i) shall collectively be referred to as "Landlord's Services."

The failure by Landlord, to any extent, to furnish, or the interruption or termination of Landlord's Services, in whole or part, resulting from causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect, nor be construed as an eviction of Tenant, nor work an abatement of Aggregate Monthly Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service resulting therefrom; provided that Landlord shall use commercially reasonable efforts to restore any Landlord Service which has been interrupted, as soon as practicable. Notwithstanding the foregoing, if any of the Landlord's Services are not restored within five (5) business days, Tenant's
                                    Page -16-

Aggregate Monthly Rent under this Lease shall abate each day after such five (5) business day period that such service is not restored. If Landlord fails to perform any maintenance or repair work required hereunder within thirty (30) days following Landlord's receipt of written notice from Tenant of the need for such repairs (or such period of time in excess of thirty (30) days, as is reasonably necessary based upon the nature of such work, provided Landlord commences and diligently pursues the work during such thirty (30) day period), then Tenant shall be permitted to make such repairs upon delivery of an additional three (3) business days' prior written notice to Landlord indicating that Tenant will be undertaking such repairs, and Tenant shall be entitled to recover from Landlord the reasonable costs of such repairs made by Tenant.

1.34 Improvements to Common Areas. Landlord reserves the right from time to time without unreasonable interference with Tenant's access to, or use, of the
Premises: (i) to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building; (ii) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways and parking spaces and parking areas, provided that such changes do not materially interfere with or adversely affect Tenant's use of the Premises and/or the parking areas; (iii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available and advance written notice to Tenant is given; (iv) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Property, or any portion thereof; and (v) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Property as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

1.35 Landlord's Duty to Repair. Landlord agrees to keep in good order, condition and repair the foundations, exterior walls, roof of the Building, plumbing and electrical systems of the Premises, except for reasonable wear and tear and except for any damage thereto caused by any act or negligence of Tenant or its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. It is an express condition precedent to all obligations of Landlord to repair and maintain the Premises that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance. The cost of such repairs shall be included in the Property
Operating Costs, as such term is defined herein, or as to repairs of the Premises, otherwise directly billed to Tenant, as the case may be. All repair, maintenance, upkeep, and the like, upon or within the Premises, shall be the responsibility of and at the expense of Tenant during the entire Lease Term, except for any obligations of Landlord as set forth herein.

     21.0.1 Utility Service Facilities. All additions to the utility service facilities and equipment of the Property which may be installed for the specific need of Tenant shall be Tenant's responsibility to maintain and repair.

                                   SECTION 11
                              LAWS AND REGULATIONS
                              --------------------

1.36 Americans With Disabilities Act. Landlord shall, subject to reimbursement as part of the Property Operating Costs, be responsible for any alterations, modifications or improvements to the Building and Property which are required under Title III of the Americans With Disabilities Act, hereinafter referred to as the "ADA." Landlord represents and warrants to Tenant, that to the best of the Landlord's knowledge, that as of Substantial Completion of the base Building, Landlord's Work and the operation of the base Building will be in full compliance with applicable building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws, regulations and ordinances, including but not limited to ADA.

1.37 Insurance Services Office. Tenant shall, at Tenant's sole cost and expense, be responsible for any alterations, modifications or improvements to the Premises, and the acquisitions of any auxiliary aids required under the ADA
                                    Page -17-
after the Occupancy Date, and regulations of any ISO (Insurance Services Office) or any other body or entity exercising similar functions in force during the Term and affecting the Building, the Premises or Tenant's use thereof, including all alterations, modifications, or improvements required: (i) as a result of Tenant (or any subtenant, assignee, or concessionaire) being a "Public Accommodation" (as defined in the ADA); (ii) as a result of the Premises being a "Commercial Facility" (as defined in the ADA); (iii) as a result of any Alterations made to the Premises by, or on behalf of, Tenant or any subtenant, assignee, or concessionaire (whether or not Landlord's consent to such Alterations was obtained); or (iv) as a result of the employment by Tenant (or any subtenant, assignee, or concessionaire) of any individual with a disability.

1.38 Storage of Disposition of Hazardous Materials. Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Property by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Property to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of: (i) any and all known enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all known claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, o/n, or about the Premises.


     21.0.1 Hazardous Materials and Substances. For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or Hazardous Substances, including, without limitation, substances defined as "Hazardous Substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C.
1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning Hazardous Materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

     1.38.1.1 The foregoing notwithstanding, Tenant shall be entitled to use and maintain such limited quantities of materials that may otherwise be defined as "Hazardous Substances," "Hazardous Materials," "toxic substances" or "solid waste" as used in the ordinary course of Tenant's business; provided, that such "materials" are properly maintained, stored and disposed of, and that Tenant complies with all laws, ordinances, rules and regulations applicable thereto and that Tenant bears all responsibility and liability therefor.

1.39 Indemnification. Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its partners, directors, officers, employees, agents, successors and assigns, the Property and Landlord's management agent for the Property harmless from and against all claims, costs, and liabilities, including attorney's fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Section 11. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorney's fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located in, on, or about the Building, to their condition existing prior to the introduction of Hazardous
Materials by Tenant, its agents, employees or contractors. The foregoing indemnity shall further apply to any residual contamination on, under, from or about the Premises, the Property or the property in general, or affecting any natural resources arising in connection with the use, generation, manufacturing, production, handling, storage, transport, discharge or disposal of any such Hazardous Substance, and irrespective of whether any of such activities were or will be undertaken in accordance with environmental laws or other applicable laws, regulations, codes and ordinances. Tenant's obligations under this Section 11 will survive the expiration or other termination of this Lease.


     21.0.1  Exclusion  for  Tenant's  Liability.
                                    Page -18-

Notwithstanding the above, Tenant shall not be responsible for handling, removal or treatment of any Hazardous Substance which is present prior to the delivery of the Premises to Tenant. Landlord hereby agrees to defend, indemnify, and hold Tenant, its partners, directors, officers, employees, agents, successors and assigns, harmless (including defending and paying Tenant's attorney's fees) from and against any liability arising out of or attributable to Landlord, its agents', contractors', servants', or employees' use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or the presence of any Hazardous Substance on, under, from, or about the Premises prior to the date of delivery of the Premises, or on the Property. The indemnity provided for in this Section 11 shall survive the termination of this Lease.

1.40 Jeopardize Insurance Policies. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would: (i) jeopardize or be in conflict with fire insurance policies covering the Building or covering any fixtures and property in the Building; (ii) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for general office use of the Building; or (iii) subject Landlord to any liability or responsibility for injury to any person or persons or to the property by reason of any business or operation being carried on or upon the Premises.

                                   SECTION 12
                                      TAXES
                                      -----

1.41 Taxes. Tenant shall be liable for and shall pay before delinquency (and, upon demand by Land-lord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes, fees, bonds and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against Tenant's personal property or any other personal property of whatsoever kind and to whomsoever belonging to, situated on or installed in or upon the Premises whether or not affixed to the realty. If at any time during the Term of this Lease any such taxes on personal property are assessed as part of the tax on the real property of which the Premises is a part, then in such event Tenant shall pay to Landlord the amount of such additional taxes as may be levied against the real property by reason thereof.

1.42 Excise Tax. If at any time during the Term, under the laws of the United States, Nevada or any political sub-division thereof, a tax or excise on rent or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or said political subdivision against Landlord on account of any rent reserved under this Lease, all such tax or excise on rent or other taxes shall be paid by Tenant. Whenever Landlord shall receive any statement or bill for any such tax or shall otherwise be required to make any payment on account thereof, Tenant shall pay, as Additional Rent, the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

     21.0.1 Contest Validity. Tenant, at Tenant's own cost and expense, may, in good faith so desire, contest the validity or amount of any taxes in which event Tenant may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined, so long as such proceedings and any appeals shall not operate to legally prevent the collection of such payments and/or force the sale of the Premises and/or Property to satisfy any lien arising out of the non-payment of the same.

                                   SECTION 13
                                   INSURANCE
                                   ---------

1.43 General Liability Insurance. Tenant shall, at all times during the Term, at its sole cost and expense, pro-cure and maintain in full force and effect a policy or policies of commercial general liability insurance coverage issued by an insur-ance carrier having an A.M. Best rating of at least A-VIII or higher and authorized to transact business in the State of Nevada assuring against loss, damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Premises or Tenant's use thereof. Such liabil-ity insurance shall be in amounts not less than One Million and 00/100 Dollars ($1,000,000.00) per occurrence and Two Million and 00/100 Dollars ($2,000,000.00) aggregate, or Two Million and 00/100 Dollars ($2,000,000.00) combined single limit coverage. Such insurance shall also cover and include all exterior signs maintained by Tenant hereunder. Landlord shall be named as an additional insured
                                    Page -19-

(and at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named insureds) under each such policy of insur-ance. Each such party shall be designated as an additional insured under ISO endorsement CG 20 10 3 97 or such other comparable endorsement upon Landlord's reasonable request.



1.44 Special Peril Property Insurance. Tenant shall, at all times during the Term, at its sole cost and expense, procure and maintain in full force and effect "special peril" property insurance covering not less than one hundred percent (100%) of the current replacement value of the Tenant's Improvements on or within the Premises and the personal property therein.

1.45 Certificate of Insurance. A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant hereunder shall be delivered to Landlord and all other named insureds on or before the Commencement Date hereof and thereafter, as to policy renewals, within thirty (30) days prior to the expiration of the term of each such policy. Each certificate of insurance and each such policy of insurance required to be maintained by Tenant hereunder shall be in form and substance reasonably satisfactory to Landlord and shall expressly evidence insurance coverage as required by this Lease and shall contain an endorsement or provision requiring not less than thirty (30) days' prior written notice to Landlord and all other named insureds of the cancellation. As to any proposed diminution in the perils insured against, or reduction of the amount of coverage of the particular policy in question, initiated (i) by the insurer, shall require not less than thirty (30) days' prior written notice to Landlord; and (ii) by Tenant, shall require not less than thirty (30) days' prior written notice to Landlord.

1.46 Use of Premises. Tenant shall not use, occupy or permit the Premises to be used or occupied, in a manner which will make void or voidable any insurance then in force with respect thereto or the Property, or which will make it impossible to obtain casualty or other insurance with respect to the Property.

1.47 Waiver of Recovery Rights. The parties hereto hereby waive any and all rights of recovery from the other, their respective partners, officers, agents and employees for any loss or damage, including consequential loss or damage, caused by any peril or perils (including negligent acts) enumerated in each form of insurance policy required to be maintained by the other hereunder.

1.48  Waiver  of  Subrogation.  Each  policy  of  insurance provided for in this
Section 13 shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against the insured party, its partners, officers, agents and employees, to the extent of the insurance coverage required under this Lease. All such policies shall be written as primary policies and not contributing with or in excess of the coverage, if any, which such party may carry. Any other provision contained in this Section or elsewhere in this Lease notwithstanding, the amounts of all insurance required hereunder to be paid by a party shall be not less than an amount sufficient to prevent the other party from becoming a co-insurer.

1.49 Prohibited Sales or Activity. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises or any section thereof, any item, or permit any activity, which may be prohibited by the standard form of casualty or public liability insurance policy. Tenant agrees to pay any increase in premiums for insurance which may be carried by Landlord on the Premises or the Building of which it is a part, resulting from the use or activities in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the respective insurance rate on the Premises.

1.50 Prohibited Use Deemed Ultra Hazardous. Tenant shall not use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed ultra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of premium for insurance on the Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on the insurance policy that may be carried by Landlord for its protection. Bills for such additional premiums shall be rendered by Landlord to Tenant at such time as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increase in
                                    Page -20-
the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease.

1.51 Landlord's Maintenance of Special Peril Property Insurance. Landlord shall, at all times during the Term, subject to Tenant's obligation for its Pro-Rata Share of the Property Operating Costs, procure and maintain in full force and effect "special peril" property insurance against perils included therein (excluding flood and earthquake), boiler and machinery coverage and such further coverage as Landlord may conclude is necessary covering not less than one hundred percent (100%) of the current replacement value of the Building in which the Premises is situated and its improvements. The insurer therefor shall meet the minimum requirements as otherwise set forth above. Mortgagee(s) of the Property or any portion thereof may be named as additional insureds thereon. Such insurance shall also cover all exterior signs maintained by Landlord hereunder.

1.52 Landlord's Maintenance of General Liability Insurance. Landlord shall, during the Term, subject to Tenant's obligation for its pro-rata share of the Property Operating Costs, procure and maintain in full force and effect a policy or policies of commercial general liability insurance assuring against loss or damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Property. Such liability insurance shall be in an amount of not less than One Million and 00/100 Dollars ($1,000,000.00) per occurrence and Two Million and 00/100 Dollars ($2,000,000.00) aggregate. Such insurance shall also cover and include all exterior signs maintained by Landlord hereunder. The insurer therefor shall meet the minimum requirements as otherwise set forth above. Mortgagee(s) of the Property or any portion thereof may be named as additional insureds thereon.


                                   SECTION 14
                                INDEMNIFICATION
                                ---------------

1.53 Indemnification. Tenant hereby indemnifies, saves and holds Landlord, the Premises, the Property, the leasehold estate and Landlord's management agent for the Property free of and harmless from any and all liabilities, losses, costs, expenses, including attorney's fees (at trial, and on appeal), causes of action, suits, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, about or in any way connected with the Premises or the Property or arising from the use and occupancy of the Premises by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, lessees or concessionaires, excepting, however, such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused by the gross negligence or wilful misconduct of Landlord. If, however, any liability arises in the Common Areas because of the gross negligence or wilful misconduct of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord harmless. In case Landlord shall, without fault on its part, be made a party to any litigation relating to claims and demands described in this Section 14.1, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease. Landlord shall not be liable for any damage arising from any acts or neglect of co-tenants or other occupants of the Property or of adjacent property or of the public.


1.54 Landlord's Liability. Landlord shall indemnify, defend and save Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers, or business invitees harmless from and against any and all claims, demands, actions, suits, losses, damages, costs, expenses and liabilities of any kind or nature by or in favor of anyone whomsoever, resulting from or in connection with loss of life, bodily injury or property damage arising out of the use or maintenance of the Common Areas or occurring within the Common Areas and arising solely and directly out of the negligence of Landlord or its employees, agents, servants, contractors or subcontractors.



                                   SECTION 15
                        SUBORDINATION AND NONDISTURBANCE
                     --------------------------------------
                                    Page -21-

1.55 Subordination. Subject to the receipt by Tenant of the nondisturbance agreement described in Section 15.4 below, in a commercially reasonably form executed by the holder of the mortgage (the "Mortgagee"), Tenant agrees upon request of Landlord to subordinate every term, provision and covenant in this Lease to the lien of any mortgage, deed of trust or other encumbrance (a "Mortgage"), together with any renewals, extensions, or replacement thereof, now or hereafter placed, charged or enforced against the Premises, or any portion of the Property of which the Premises is a part. If the holder of a Mortgage becomes the owner of the Property by reason of foreclosure or acceptance of a deed in lieu of foreclosure, at such holder's election, this Lease and Tenant's right to possession of the Premises shall not be disturbed, and Tenant will be bound to such holder or its designee under all the terms and conditions of this Lease, and Tenant will be deemed to have attorned to and recognized such holder or its designee as Landlord's successor-in-interest for the remainder of the Term. Tenant, upon ten (10) business days' written request by Landlord, will execute and deliver without charge, a commercially reasonably document(s) acceptable to Landlord or such holder in order to confirm the subordination and/or attornment set forth above. Tenant's failure to respond to Landlord's request to negotiate in good faith and execute any such documents referred to in this Section 16.1, at the expiration of such ten (10) day period, shall constitute an immediate default (without notice from Landlord or additional time to cure) by Tenant and shall entitle Landlord to exercise its rights at law, in equity or under this Lease.


1.56 Prior Lien. In the event that the Mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease a prior lien to its mortgage or deed of trust, then and in such event, upon such Mortgagee's or beneficiary's giving written notice to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of recordation of such mortgage or deed of trust.

1.57 Attornment. Tenant shall, in the event of the exercise of any power of sale under any deed of trust or any proceedings that are brought for the foreclosure of a lien affecting the Property, in which the Premises are situated, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, and such purchaser shall recognize the interest of the Tenant under the Lease, provided that Tenant is not then in default under this Lease.

1.58 Nondisturbance. With respect to each Mortgage that may encumber the Property, at or after the commencement of the Term, Landlord agrees that promptly following receipt of a written request by Tenant (one time only), to ask the holder of the Mortgage to grant Tenant a "nondisturbance agreement," in a commercially reasonable form of such holder. The term of the "nondisturbance agreement," as used herein, shall mean, in general, an agreement that, as long as Tenant is not in default under this Lease, this Lease will not be terminated if such holder acquires title to the Property by reason of foreclosure proceedings or acceptance of a deed in lieu of foreclosure, provided that Tenant attorns to such holder, in accordance with its requirements. Except for making such written request, Landlord will be under no duty or obligation hereunder, nor will the failure or refusal of such holder to grant a nondisturbance agreement render Landlord liable to Tenant, or affect this Lease, in any manner. Tenant will bear all costs and expenses, including attorneys' fees, of such holder in connection with a nondisturbance agreement.


                                   SECTION 16
                            ASSIGNMENT AND SUBLETTING
                          ----------------------------



1.59 Assignment. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein. Any one or more (in the aggregate) transfers of more than a twenty percent (20%) interest in the Tenant shall be deemed to be an assignment under this Lease (including, but not limited to, any change in ownership or power to vote, on a cumulative basis, of a majority of Tenant's outstanding voting stock). Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this Section 16 shall be void. Tenant shall not: (i) assign or in any manner transfer this Lease or any estate or interest therein; (ii) permit any assignment of this Lease or any estate or interest therein, whether by operation of law or otherwise; (iii) sublet the Premises or any part thereof; (iv) grant any license, concession, franchise or other right of occupancy in the Premises or any part thereof; or (v) mortgage, pledge or otherwise encumber its interest or estate in this Lease or in the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or conditioned, and any such acts shall be ineffective as against Landlord. Waiver by Landlord as to any assignment or subletting shall not operate as a waiver of the prohibition contained herein or of Landlord's rights as to any subsequent assignment or subletting. Notwithstanding any assignment or subletting, Tenant shall at all times remain fully responsible and liable for the performance of all Tenant's covenants and obligations under this Lease. If any default of this Lease should occur while the Premises or any part thereof are then assigned or sublet, Landlord, in
                                    Page -22-
addition to any other rights and remedies which Landlord may have whether hereunder, at law or in equity, may at its option collect directly from such assignee or sublessee all rent becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of said rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant from the performance of its covenants and obligations hereunder. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft or other instrument payable to Tenant evidencing payment of rent, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof.

     21.0.1 Permitted Assignees. Notwithstanding anything to the contrary contained in this Lease, Tenant may, upon ten (10) days' written notice to, but without any requirement of consent by Landlord, assign this Lease to a wholly owned subsidiary of Tenant, to an affiliate of Tenant, to an entity that is controlled by, controls or is under common control with Tenant, or any person or entity simultaneously acquiring, by asset or stock transfer, consolidation, merger, sale or reorganization, a majority of Tenant's assets, provided such assignee assumes this Lease in its entirety, and agrees to perform the obligations of Tenant under this Lease ("Permitted Assignee(s)"). Further, if Tenant is a corporation or a partnership, or a publicly traded company, as defined by applicable federal securities laws, then, in any such event, any change of ownership resulting in a change of majority control from those persons or entities not having control will not be deemed an assignment or transfer requiring Landlord's consent. For purposes herein, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or majority ownership of any sort, whether through ownership or voting securities, by contract or otherwise.

     21.0.2 Proposed Assignee. In the event that Tenant requests Landlord's consent to assign or otherwise transfer this Lease, sublet or license all or any part of the Premises, Tenant shall submit to Landlord the name, address, financial statement, credit authorization and business experience resume for the immediately preceding three (3) years of the proposed assignee, transferee or subtenant and such other information concerning such proposed assignee, transferee or subtenant as Landlord may reasonably require. This information shall be in writing and shall be received by Landlord not less than thirty (30) days prior to the effective date of the proposed assignment, transfer or sublease.

     21.0.3 Default. Notwithstanding any of the foregoing provisions, if Tenant, at the time of any request to approve an assignment or sublease, is in default under any of the terms of this Lease, beyond any applicable notice and cure period, Tenant may not assign, transfer, or sublet the Premises, in whole or in part, until such default is cured.

1.60 Option to Terminate. If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or part of the Premises, Landlord shall have the option (without limiting Landlord's other rights hereunder) of terminating this Lease upon thirty (30) days' notice. Landlord may then, at Landlord's option, lease space to the prospective assignee or subtenant. In the event that Landlord elects to terminate this Lease, Tenant may, if it so elects, by written notice to the Landlord within five (5) business days after receipt of Landlord's termination notice, revoke its notice to assign or sublet, and in such event, this Lease shall continue in full force and effect as if such notice for assignment or sublet had not been given. If Landlord should fail to notify Tenant in writing of its decision within a twenty (20) day-period after Landlord is notified in writing of the proposed assignment or sublease, Landlord shall be deemed to have refused to consent to such proposed assignment or sublease, and to have elected to keep this Lease in full force and effect.

1.61 Bonus Rent. In the event that Landlord does consent to any assignment or sublet pursuant to this Section 16, then Landlord may also require, as a condition to such consent, that Tenant agree to pay Landlord as Additional Rent,
                                    Page -23-
one hundred percent (100%) of any Bonus Rent received by Tenant. For purposes of this Lease, Bonus Rent shall mean sums or other economic consideration (i) which Tenant receives pursuant to the terms of the assignment or sublet, whether or not denominated rentals under the transfer, and which sums are in excess of total sums which Tenant is obligated to pay Landlord under this Lease (to be pro-rated if only a portion of the Premises is subject to such transfer); less
(ii) (a) reasonable leasing commissions paid by Tenant; (b) other reasonable out-of-pocket costs paid by Tenant, including attorney's fees, advertising costs, and expenses of subtenant improvements or other expenses of readying the Premises for occupancy by the transferee; and (c) any consideration paid to the transferee or any third party to induce the transferee to consummate the transfer. This covenant and assignment shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. This Section shall not apply to Permitted Assignees.



1.62 Remedies. No assignment, sublease or other transfer consented to by Landlord shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Upon the occurrence of any default under this Lease, beyond any applicable notice and cure period, Landlord may proceed directly against Tenant without the necessity of exhausting any remedies against any subtenant or assignee. Upon termination of this Lease, any permitted subtenant shall, at Landlord's option, attorn to Landlord and shall pay all rent directly to Landlord. Landlord's acceptance of rent from any other person shall not constitute a waiver of any provision of this Section 16. Consent to one (1) transfer shall not constitute a consent to any subsequent transfer. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant of its liability under this Lease.

1.63 Processing Fee. Tenant shall reimburse Landlord a processing fee in an amount not to exceed Seven Hundred Fifty and 00/100 Dollars ($750.00) as reimbursement to Landlord for any and all legally-related expenses and Landlord's administrative costs in connection with the review of assignment, transfer or sublease-related documents, which may be incurred by Landlord in connection therewith. Payment of such fee shall be submitted to Landlord along with Tenant's request for Landlord's consent. This Section shall not apply to Permitted Assignees.

                                   SECTION 17
                                  CONDEMNATION
                                  ------------

If the whole or substantially the whole of the Building or the Premises shall be taken for any public or quasi-public use, by right of eminent domain or otherwise or shall be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If the Lease is not so terminated upon any such taking or sale, the Base Rent payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible promptly undertake to repair and restore the Building in which the Premises are situated to a complete architectural unit, consistent with the base Building and Landlord's Work specified in Exhibit C. Landlord, in any event, shall not be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation.

                                   SECTION 18
                              DAMAGE OR DESTRUCTION
                              ---------------------

1.64 Destruction of Premises. In the event of the total or partial destruction of the Building or the Premises, or any portion thereof, whether by fire or other casualty, this Lease shall not terminate except as otherwise specifically provided herein. Landlord shall promptly undertake to repair and restore the Building in which the Premises is situated including Common Areas therein consistent with the provisions of Section 18.2 below. Thereafter, Tenant shall, in accordance with Section 18.2 below, promptly undertake and with reasonable dispatch repair and reconstruct the Premises and other improvements of the Tenant on the Premises. To the extent insurance proceeds are
                                    Page -24-
insufficient therefor, Tenant shall be liable for any such differences. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials or services, acts of God and other causes beyond Tenant's reasonable control. In the event of a casualty, not the result of Tenant's negligence or wilful misconduct, such that the Premises are unusable to the Tenant in the conduct of its business for a period of more than ten (10) days, Base Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of business, as may be reasonably determined by Landlord (but there shall be no abatement of Base Rent by reason of any portion of the Premises being unusable for a period equal to ten (10) days or less.

1.65 Reconstruction. The provisions of this Section 18 with respect to repair and reconstruction by Landlord shall be limited as to that which is necessary to place the Premises in the condition existing as of the Occupancy Date specified in Landlord's Work Letter or like condition, and when placed in such con-dition the Premises shall be deemed restored and rendered tenantable, promptly following which time, but not more than ninety (90) days thereafter, subject to extension of time for Force Majeure and Landlord Delays, as defined in Exhibit
                        ----- -------
C, in the completion of its repair or restoration work, at Tenant's expense, Tenant shall perform Tenant's Work and any and all modification, addition or alteration subsequent thereto, and Tenant shall also repair and restore all Alterations. Tenant shall also repair or replace its stock in-trade, fixtures, furniture, furnishings, floor coverings and equipment.

     21.0.1 Lease Termination. If the Premises cannot be restored and Tenant's business opened within twelve (12) months following such damage or destruction based upon a reasonable estimate therefor made by Landlord's architect following such damage or destruction, then, and in such event, Landlord or Tenant may, within thirty (30) days after written notice from Landlord estimating the time to complete such repair or restoration (which notice shall be given to Tenant within thirty (30) days of such damage or destruction), elect to terminate this Lease by written notice to the other.

1.66 Insurance Proceeds Maintained by Tenant. All insurance proceeds payable under any casualty insurance policy procured and maintained by Tenant shall be payable solely to Tenant and/or its Mortgagee with the provision that such proceeds shall be made available for repair and restoration of the Premises. Tenant shall in no case be entitled to compensation or damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent pro-vided for in this Section 18, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.

1.67 Insurance Proceeds Maintained by Landlord. All insurance proceeds payable under any casualty insurance policy procured and maintained by Landlord shall be payable solely to Landlord and/or its Mortgagee(s), and Tenant shall have no interest therein. Landlord shall endeavor to see that the proceeds are made available for repair and restoration as required of Landlord. Tenant shall in no case be entitled to compensation or damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 18, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.

                                   SECTION 19
                                RIGHT OF ACCESS
                                -----------------

1.68 Right of Access. Landlord and its authorized agents and representatives shall be entitled to enter the Premises with forty-eight (48) hours prior written notice to Tenant (facsimile notice being acceptable), and with minimal interference with Tenant's business at any reasonable time for the purpose of observing, posting or keeping posted thereon notices provided for hereunder, and such other notices as Landlord may deem necessary or appropriate for protection
                                    Page -25-
of Landlord, its interest or the Premises; for the purpose of inspecting the Premises or any portion thereof; to inspect the Premises relative to concerns over use, storage or disposal of hazardous waste and chemicals; and for the purpose of making repairs to the Premises or any other portion of the Property and performing any work therein or thereon which Landlord may elect or be required to make hereunder, or which may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or any applicable standards that may, from time to time, be established by an Insurance Services Office or any similar body, or which Landlord may deem necessary or appropriate to prevent waste, loss, damage or deterioration to or in connection with the Premises or any other portion of the Property or for any other lawful purpose. Landlord shall have the right to use any means which Land-lord may deem proper to open all doors in the Premises in an emergency. Entry into the Premises obtained by Landlord by any such means shall not be deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Nothing contained herein shall impose or be deemed to impose any duty on the part of Landlord to do any work or repair, maintenance, reconstruction or restoration which under any provision of this Lease is required to be done by Tenant; the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to do the same.

1.69 Performance of Work. Landlord may, during the progress of any work on the Premises, keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoy-ance, disturbance, loss of business or quiet enjoyment, or other damage or loss to Tenant by reason of making any such repairs or performing any such work upon the Premises, or on account of bringing materials, supplies and equip-ment into, upon or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever. Landlord shall, however, in connection with the performance of such work, cause as little inconvenience, disturbance or other damage or loss to Tenant as may be reasonably possible under the circumstances.

1.70 Exhibiting Premises. Landlord, its authorized agents and representatives, shall be entitled to enter the Premises upon not less than forty-eight (48) hours prior written notice to Tenant (facsimile notice being acceptable), and with minimal interference with Tenant's business at all reasonable times for the purpose of exhibiting the same to prospective purchasers and, during the final year of the Term of this Lease, Landlord shall be entitled to exhibit the Premises for lease and post signs therein announcing the same.

                                   SECTION 20
                              ESTOPPEL CERTIFICATE
                              ---------------------

Tenant agrees that within ten (10) days of any demand therefor by Landlord, Tenant will execute and deliver to Landlord and/or Landlord's designee a recordable certificate stating that this Lease is in full force and effect (an "Estoppel Certificate") in a form that is reasonably requested by Landlord. Tenant acknowledges that any such statement may be relied upon by any Mortgagee or prospective purchaser of the Building or any interest therein. In the event that Tenant fails to execute any such certificate for Landlord within said ten
(10)  days,  Tenant  shall  be  in  immediate  default  under  this  Lease.


                                   SECTION 21
                      TENANT'S DEFAULT/LANDLORD'S REMEDIES
                          ----------------------------

1.71 Events of Default. Tenant's compliance with each and every covenant and obligation hereof on its part to be performed hereunder is a condition precedent to each and every covenant and obligation of Landlord hereunder. Any one or more of the following shall be deemed to be an "Event of Default" by Tenant and a material breach of this Lease:

     21.0.1 Non-Payment of Money. If Tenant shall fail to pay Aggregate Monthly Rent or any other amount or charge to be paid by Tenant hereunder, within five (5) days of when they are due; or


     21.0.2 Non-Monetary Non-Performance. If Tenant shall default in the performance of any other term, covenant or condition of this Lease on the part of Tenant to be kept and performed and such default continues for thirty
(30) days after written notice thereof from Land-lord to Tenant; provided, however, that if the default complained of in
                                    Page -26-
such notice is of such a nature that the same can be rectified or cured, but cannot with reasonable diligence be done within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Tenant shall, within said thirty (30) day period, commence to rectify and cure the same and shall thereafter complete such rectification and cure with all due diligence; or

     21.0.3 Abandonment of Premises. If Tenant shall abandon the Premises for a period of ten (10) consecutive days; or

     21.0.4 Bankruptcy. If there is filed any petition in bankruptcy, or if Tenant is adjudicated as bankrupt or insolvent, or if there is appointed a receiver or trustee to take possession of Tenant or of all or substantially all of the assets of Tenant, or if there is a general assignment by Tenant for the benefit of creditors, or if any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or if any similar law now or hereafter in effect, including, without limitation, the filing of execution or attachment against Tenant and such levy continues in effect for a period of ninety (90) days. This provision hereof shall also apply to any guarantor of this Lease or occupant of the Premises; or

     21.0.5 Mechanic Liens. If Tenant does, or permits to be done, any act which creates a mechanic's lien or claim thereof against the Premises or the Property and fails to timely discharge same; or

     21.0.6 Falsified Financial Reports. If Tenant falsifies any monetary report to Landlord or fails to furnish Landlord with any monetary report when due, and such default shall continue for twenty (20) days after written notice from Landlord; or

     21.0.7 Failure to Obtain Policies and/or Certificates of Insurance. If Tenant fails to furnish Landlord with a copy of any insurance policy or certificate required to be furnished by Tenant to Landlord when due, and such default shall continue for thirty (30) days after written notice from Landlord; or

     21.0.8 Failure to Obtain Consent. If Tenant's causing, permitting or suffering to be done any act (i) required by this Lease to have the prior written consent of Landlord, unless such consent is so obtained; or (ii) prohibited by this Lease; or

     21.0.9     Intentionally  Omitted.

     21.0.10     Intentionally  Omitted .

     21.0.11 Failure to Perform Other Obligations. In addition to the events constituting a default and breach of the Lease by Tenant as stated above, if within any twelve (12) month period during the Term of the Lease, Tenant shall have failed to perform any obligation required of Tenant hereunder, or has been in breach for any reason under the Lease more than two (2) times, and Landlord, because of any such failure and/or breach, shall have served upon Tenant within said twelve (12) month period two (2) or more notices of any such failure or breach, then any subsequent failure or breach shall be deemed a noncurable default, without requirement of notice or opportunity to cure, and Landlord shall be immediately entitled to exercise any and all rights, remedies and/or elections specified below or otherwise available at law or in equity.

     1.71.1 Cross-Defaults. The parties hereto acknowledge that in addition to executing this Lease, Tenant has executed an additional lease with an affiliate of Landlord's for space located at 2280 Corporate Circle, Henderson, Nevada, dated __________, 2002, with 2280 Corporate Circle, LLC, as the landlord (the "Additional Lease"). Any default, beyond any applicable notice and cure periods, under this Lease shall constitute a default under the Additional Lease and any default, beyond any applicable notice and cure periods, under the Additional Lease shall constitute a default hereunder.

1.72 Additional Remedies. Upon the occurrence of an Event of Default, Landlord shall have the right, in accordance with applicable laws, at its election, then, or at any time thereafter, and while any such Event of Default shall continue, either:

     20. to give Tenant written notice of Landlord's intention to terminate this
                                    Page -27-

Lease on the date such notice is given or on any later date specified therein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated; provided, however, that all of Tenant's obligations, including, but not limited to, payment of the amount of Aggregate Monthly Rent and other obligations reserved in this Lease for the balance of the Lease Term, shall immediately be accelerated and due and payable; or

     21. to the extent permitted by applicable law, to re-enter and take possession of the Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be reasonably necessary, (i) without being liable for prosecution thereof; (ii) without being deemed guilty of any manner of trespass; and (iii) without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter the Premises as provided in this Section 21 or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent, alteration, and repair of the Premises) as Landlord, in its discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon such reletting. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so stated. Landlord reserves the right following any such re-entry and/or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event, this Lease will terminate as specified in said notice; or

     22. the parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim (except for compulsory counterclaims) brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of occupancy of the Premises, and/or any claim of injury or damage. In the event Landlord commences any proceedings for non-payment of any rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by Tenant.

1.73 Right to Possession. In the event that Landlord does not elect to terminate this Lease as permitted in Section 21.2(a) hereof, but, on the contrary, elects to take possession as provided in Section 21.2(b), Tenant shall pay to Landlord (i) the rent and other sums as herein provided which would be payable hereunder if such repossession had not occurred; less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, reasonable legal expenses, attorney's fees, expenses of employees, alteration and repair costs, and expense of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing Lease Term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting. Tenant shall pay such apportioned rent and other sums to Landlord, monthly on the days on which the rent would have been payable hereunder if possession had not been taken.

1.74 Loss of Bargain. In the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term over the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only rent to Landlord for the use and occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such Lease Term. Alternatively, at Landlord's option, Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums arising
                                    Page -28-
under the Lease for the balance of the Lease Term had the Lease not been terminated, less the net proceeds, if any, from any subsequent reletting, after deducting all expenses associated therewith and as enumerated above. Landlord shall be entitled to receipt of such amounts from Tenant pro-rated monthly on the days on which such sums would have otherwise been payable.

1.75 Actions for Recovery. Suit or suits for the recovery of the amounts and damages set forth above may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the Lease Term would have expired had there been no such default by Tenant or no such termination, as the case may be.

1.76 Actions for all Rent. After an Event of Default by Tenant, Landlord may sue for or otherwise collect all rents, issues, and profits payable under all subleases on the Premises, including those past due and unpaid.

1.77 Landlord not Liable for Trespass. After an Event of Default by Tenant, to the extent permitted by applicable law, Landlord may, without terminating this Lease, enter upon the Premises: (i) without being liable for prosecution of any claim for damages; (ii) without being deemed guilty of any manner of trespass; and (iii) without prejudice to any other remedies, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may reasonably incur in effecting compliance with the Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Section unless caused by the negligence of Landlord or otherwise.

1.78 No Waiver. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant, or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered, or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any unilateral termination of this Lease, this Lease shall continue in full force and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination (i.e. any and all insurance and indemnifications provisions provided for herein).

1.79 Liquidated Damages. Nothing contained in this Section shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts recoverable, either as damages or rent, referred to in any of the provisions of this Section.

1.80 Administrative and Interest Charges. Any rents or other amounts due and owing to Landlord hereunder which are not paid within five (5) days of the date they are due shall thereafter bear interest at the Default Interest Rate until paid. In addition to the foregoing, Tenant shall pay to Landlord whenever any Base Rent, Additional Rent, or any other sums due hereunder remain unpaid more than five (5) days after the due date thereof, an administrative charge (and not a penalty) to compensate Landlord for the costs and expenses associated with handling a delinquent account equal to five percent (5%) of the amount due.

     23. Further, upon an Event of Default by Tenant, in addition to all other rights and remedies, Landlord shall be entitled to receive from Tenant all sums, the payment of which may previously have been waived or abated by Landlord, or which may have been paid by Landlord pursuant to any agreement to grant Tenant a rental abatement or other monetary inducement or concession, including, but not limited to, any Tenant Improvement Allowance or moving allowance, together with interest thereon from the date or dates such amounts were paid by Landlord or would have been due from Tenant but for the abatement, at the Default Interest
                                    Page -29-

Rate, until paid; it being understood and agreed that such concession or for Recovery abatement was made on the condition and basis that Tenant fully perform all obligations and covenants under the Lease for the entire Term. Nothing herein contained shall limit any other remedy of Landlord provided for in this Lease, at law or in equity. Landlord shall have the right to require that Tenant pay monies due in the form of a money order or certified funds.

1.81 Landlord's Lien. Tenant agrees that Landlord shall have a Landlord's lien on and against all real or personal property belonging to Tenant, Tenant's agents, subtenants, or licensees, which real or personal property is situated on or in the Premises, which lien shall secure the payment of all rental and additional charges payable by Tenant to Landlord under the terms hereof.

                                   SECTION 22
                                QUIET POSSESSION
                                -----------------

Tenant, upon paying the Base Rent, Additional Rent and all other charges and monies herein required of Tenant, and upon Tenant's performance of all of the terms, covenants and conditions of this Lease on its part to be kept and per-formed, may quietly have, hold and enjoy the Premises during the Term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord.

                                   SECTION 23
                             CONVEYANCE BY LANDLORD
                            ------------------------

In the event of any sale, transfer or exchange of the Premises by Landlord, Land-lord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Premises occurring after the consummation of such sale, transfer, conveyance or exchange. Tenant agrees to attorn to such purchaser, transferee or grantee.

                                   SECTION 24
                              DEFAULT BY LANDLORD
                              ---------------------

Subject to Section 10.1, it is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on Landlord's part to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged and Landlord shall not be deemed in default if the same is cured within thirty (30) days of receipt of said notice. Notwithstanding any other provision hereof, Tenant agrees that if the default complained of in the notice provided for by this Section is of such a nature that the -same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured by Landlord within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord within a thirty (30) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in the Lease or elsewhere. Tenant hereby waives such remedies of termination and recession and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for specific performance, declaratory judgment, and/or injunctive relief.

                                   SECTION 25
                                  FORCE MAJEURE
                                  -------------

Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from or is unreasonably interfered with, the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, terrorism, or bioterrorism, or other causes beyond
                                    Page -30-
such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.







                                   SECTION 26
                                    NOTICES
                                    -------

1.82 Notices. Any and all notices and demands by or from Landlord to Tenant, or by or from Tenant to Landlord, required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally, or delivered by recognized commercial courier that requires a written acknowledgment of delivery (such as Federal Express), or if deposited in the United States mail, certified or registered, postage prepaid, return receipt re-quested. All notices given in accordance with this Section shall be effective when actually received; provided, however, that the first attempted delivery of any notice which was not delivered as a result of a change of address of which the sending party was not notified or as a result of any party's refusal to accept delivery shall be deemed receipt.

     21.0.1     Address  of  Landlord     Address  of  Landlord.  Any  notice or
demand  to  Landlord  shall  be  addressed  to  Landlord  at:

               901  N.  Green  Valley  Parkway
               Suite  200
               Henderson,  Nevada  89074
               Attn:  Vice  President  Property  Management

with  a  copy  to:

               American  Nevada  Realty
               901  N.  Green  Valley  Parkway
               Suite  200
               Henderson,  Nevada  89074
               Attn:  Legal  Department

     21.0.2     Address  of  Tenant     Address of Tenant.  Any notice or demand
to  Tenant  shall  be  addressed  to  Tenant  at  the  Premises  with a copy to:

               Mego Financial Corp.
               4310  Paradise  Rd.
               Suite  302
               Las  Vegas,  Nevada  89109
               Attn:  Jon  Joseph,  General  Counsel

1.83 Change of Address. Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.


                                   SECTION 27
                                HOLDOVER TENANCY
                                  -------------

In the event of holding over by Tenant after the expiration of the Term of this Lease (the "Expiration Date"), or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to
Section 21.2, Tenant shall throughout the entire holdover period pay rent equal to two hundred percent (200%) of the Base Rent, which would have been applicable had the Term of this Lease continued through such holding over by Tenant. If Tenant remains in possession of all or any part of the Premises after the expiration of the Lease Term, with the express written consent of Landlord: (i) such tenancy will be deemed to be a periodic tenancy from month-to-month only;
(ii)  such  tenancy will not constitute a renewal or extension of this Lease for
                                    Page -31-
any further term; and (iii) such tenancy may be terminated by Landlord upon the earlier of thirty (30) days prior written notice or the earliest date permitted by law. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease including the Base Rent and Additional Rent provisions. Nothing contained in this Section 27 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord upon the expiration or earlier termination of this Lease. If Tenant fails to surrender the Premises upon the expiration or earlier termination of this Lease, despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

                                   SECTION 28
                              REMEDIES CUMULATIVE
                              --------------------

The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

                                   SECTION 29
                             SUCCESSORS AND ASSIGNS
                            ------------------------

The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of Landlord and Tenant (where permitted), respectively.



                                   SECTION 30
                               PARTIAL INVALIDITY
                               ------------------

If any term, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, all terms, covenants and conditions of this Lease, and all applications thereof, not held invalid, void, or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                                   SECTION 31
                              TIME OF THE ESSENCE
                              -------------------

Time is of the essence of this Lease and all of the terms, covenants and conditions hereof.

                                   SECTION 32
                                ENTIRE AGREEMENT
                                ----------------

This Lease contains the entire agreement between the parties and shall not be amended, changed or terminated orally.

                                   SECTION 33
                                 NO PARTNERSHIP
                                 --------------

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between Landlord and Tenant. Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                                   SECTION 34
                                    BROKERS
                                  -----------

The parties hereto warrant that they have had no dealings with any broker or agent in connection with this Lease other than the Broker, for which Landlord shall be responsible for the payment of a real estate commission, pursuant to a separate agreement with Broker. Landlord and Tenant hereby hold each other
                                    Page -32-
harmless and indemnify the other from and against any and all cost, expense, or liability including legal fees and costs in defense thereof, for any compensation, commissions and charges claimed by any broker or agent, other than Broker, with respect to this Lease or the negotiation thereof based on any such broker's or agent's representation of Tenant or Landlord.

                                   SECTION 35
                                 SAVINGS CLAUSE
                                 --------------

In the event the Term of this Lease shall not have commenced within one (1) year from the date of execution hereof, this Lease shall become null and void and Landlord and Tenant shall thereupon be released from any and all obligations with respect thereto.

                                   SECTION 36
                                ATTORNEYS' FEES
                                ---------------

In the event any action at law or in equity, or any special proceeding, be instituted by either of the parties hereto against the other to enforce this Lease, or any rights arising hereunder, or in connection with the subject matter hereof, the prevailing party shall be entitled to recover all costs of suit and reasonable attorney's fees at trial and on appeal.

                                   SECTION 37
                              INSOLVENCY AND DEATH
                            ------------------------

It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency, bankruptcy or inheritance act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, heir, legatee, devisee, or any other person whomsoever without the express prior written consent of Landlord.


                                   SECTION 38
                               GENERAL PROVISIONS
                               ------------------

1.84 Captions. The captions appearing at the commencement of the Sections hereof are descriptive only and for convenience of reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

1.85 Pronouns. Masculine or feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitution(s).

1.86 Governing Law. The laws of the State of Nevada shall govern the validity, construction, performance, enforcement and effect of this Lease. Any legal action under this Lease or in any way pertaining to this Lease must be instituted and maintained in Clark County, Nevada. The exclusive venue of any action or proceeding arising out of or in connection with this Lease shall be Clark County, Nevada. Each party hereby consents to the personal jurisdiction of any court of competent subject matter jurisdiction sitting in Clark County, Nevada, and to the service of process in accordance with the laws of the State of Nevada and any rules applicable to such court.

1.87 Words of Obligation. Whenever in this Lease any words of obligation or duty are used in connection with either party, such words shall have the same force and effect as though framed in the form of express covenants on the part of the party obligated.

1.88 Joint and Several Liability. In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then and in such event, all such persons, firms or corporations shall be jointly and severally liable as Tenant hereunder.

1.89 Execution of Lease. The submission of this Lease for examination does not constitute a reservation of or option to lease the Premises; this Lease becomes effective as a Lease only upon execution by Landlord and delivery thereof by Landlord to Tenant.

     21.0.1  Deposit. Upon acceptance of Tenant's offer to lease under the terms
                                    Page -33-
hereof and receipt by Landlord of a deposit in connection with Tenant's submission of said offer, Landlord shall be entitled to retain such deposit and apply same to damages, costs and expenses incurred by Landlord in the event Tenant fails to occupy the Premises, and subject to Landlord completing the Landlord's Work in accordance with Exhibit C. If Landlord declines said offer, any such deposit shall be returned to Tenant.

1.90 Notice of Claim. Should any claim or lien be filed against the Premises, or any action or proceeding be instituted affecting the title to the Premises, Tenant shall give Landlord written notice thereof as soon as Tenant obtains actual or constructive knowledge thereof.

1.91 Neutral Construction. This Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of its language.

1.92 Construction Allowance. Tenant agrees and acknowledges that Landlord has bargained for Tenant's full and faithful compliance with the terms of the Lease, and Tenant's full and faithful payment of all Base Rent, Additional Rent and other charges and monies to be paid by Tenant. Therefore, if Landlord has granted Tenant any construction allowance, Tenant Improvement Allowance, free rent, or other monetary concession, all such concessions and/or benefits to Tenant shall be effective only so long as Tenant is not in default of any term, covenant or provision of this Lease. Thus, should Tenant default hereunder, in addition to any amounts owing from Tenant to Landlord as a result of such default, the full amount of any such construction allowance, Tenant Improvement Allowance, free rent and/or other monetary concession shall be immediately due and payable by Tenant to Landlord upon demand. If such default by Tenant occurs after the first full Lease Year of the Term, the total amount provided to Tenant as construction allowance or Tenant Improvement Allowance shall be reimbursed to Landlord, equitably prorated in proportion to the balance of the Lease Term, any free rent or other monetary concessions shall be reimbursed to Landlord in full.

1.93 Third Party Beneficiary Status. Tenant acknowledges that, by entering into this Lease with Landlord, Tenant has not become a third party beneficiary of any lease between Landlord and any other tenant of the Property, and that no part of the inducement to Tenant to enter into this Lease was any promise or covenant of Landlord, express or implied, to enforce any other lease for the benefit of Tenant.

1.94 Limited Liability. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord, or its members, managers, partners, directors, officers, or shareholders, and Tenant shall look solely to Landlord's interest in the Property and to no other assets of Landlord for satisfaction of any liability with respect to this Lease and will not seek recourse against the members, managers, partners, directors, officers, or shareholders of Landlord herein, nor against any of their personal assets for such satisfaction.

                                   SECTION 39
                                OPTION TO EXTEND
                                 --------------

1.95 Extension Term. Provided Tenant is in compliance with each and every term, covenant and condition of this Lease at the time that Tenant notifies Landlord of its intent to exercise its Option to Extend, as defined herein, and on the commencement date of any extension granted hereby, Tenant shall have the right and option to extend this Lease ("Option to Extend") for one (1) consecutive additional term of five (5) years ("Extension Term").

     21.0.1 Commencement Date. The Extension Term shall commence at the expiration of the original Term of this Lease.

1.96 Notice of Election. The Option to Extend shall be exercised by Tenant giving Landlord notice in writing of such election to extend at least nine (9) months, but not more than twelve (12) months, prior to the expiration of the original Term.

     21.0.1 Adjustment of Base Rent. Such Extension Term shall be on the same terms, covenants, and conditions as provided herein for the original Term, except that the Base Rent provided in Section
                                    Page -34-

1.1.5 of the Lease shall be determined in accordance with this Section. The Base Rent payable by Tenant during the initial year of the Extension Term shall be equal to the fair market rental value of the Premises ("FMV"), as defined below, as of the commencement date of the Extension Term.

     nn. Within thirty (30) days following the Tenant's notification to exercise its Option to Extend, Landlord shall furnish Tenant with Landlord's good faith determination of the FMV for the Premises for the applicable Extension Term ("Landlord's Determination"). Tenant shall have thirty (30) days following receipt of Landlord's Determination to elect to proceed with the exercise of its Option to Extend by executing an amendment to this Lease, reflecting the adjustment to Base Rent.

     b. As used herein, the term "FMV" shall mean the average annual rental, expressed as a rate per rentable square foot, which a willing, comparable, non-equity, Tenant would pay for comparable space, and that a willing Landlord, exercising reasonable business judgment, would accept, at arms-length for comparable space in a comparable building product type, comparable business park environment, limited to facilities and proximity to amenities within the Green Valley and airport sub-markets, as evidenced where possible by leases that commence or are to commence on or about the commencement of the applicable Extension Term ("Comparison Leases"), adjusted to account for variations between this Lease and the Comparison Leases with respect to all relevant terms and conditions, including, without limitation, the brokerage commissions, and tenant improvements or tenant allowances, the age and quality of construction of the Building and the relative credit worthiness and financial strength of Tenant as compared to the tenants under Comparison Leases.

1.97 Termination of Option to Extend. The Option to Extend shall automatically terminate and become null and void upon the earlier to occur of: (i) the termination of Tenant's right to possession of the Premises; (ii) the assignment by Tenant of this Lease, in whole or in part, excepting therefrom to Permitted Assignees; (iii) the sublease by Tenant of all or any part of the Premises, excepting therefrom to Permitted Assignees; (iv) the recapture by Landlord of all or any portion of the Premises under Section 21; or (v) the failure of Tenant to timely or properly exercise the Option to Extend.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.

LANDLORD                                   TENANT

CORPORATE  CTR.  IV,  LLC,                    MEGO  FINANCIAL  CORP.,
a  Nevada  limited  liability  company     a  New  York  corporation

By:     Silver  Springs,  Inc.,
                                           s/s Robert S. Understein
                                           _______________________________
a  Nevada  corporation,                    By:
                                               Robert S. Understein
                                           _______________________________

Its  Manager                               Title: Chief Financial Officer

                                           _______________________________

By:   s/s Gregory E. Jones
    ---------------------------
        Gregory  E.  Jones,
        Senior  Vice  President
                                    Page -35-

                                  EXHIBIT A-1

                              LEGAL DESCRIPTION OF
                              2285 CORPORATE CIRCLE

That portion of Section Nineteen (19), Township Twenty-two (22) South, Range Sixty-two (62) East, M.D.M., City of Henderson, Clark County, Nevada, being a portion of Lot Four (4) as shown on record of Survey on file in File 82 of Surveys, Page 6, in the Office of the County Recorder, Clark County, Nevada, also being a portion of Lot One (1) of Green Valley/Pebble Commercial Center, as shown by map thereof on file in Book 64 of Plats, Page 68, in the Office of the County Recorder of Clark County, Nevada, being more particularly described as follows:

COMMENCING at the Northwest (NW) Corner of the Northeast Quarter (NE 1/4) of said Section Nineteen (19); thence along the Northerly line of said Section Nineteen (19), South 89o05'55" East 657.42 feet; thence South 89o06'54" East
362.98 feet to the westerly line of Parcel "A," as shown on Record of Survey on file in File 81 of Surveys, Page 1, in the Office of the County Recorder, Clark County, Nevada; thence South 15o32'09" East along said Westerly line of Parcel "A," 287.61 feet to the Southwest (SW) Corner of said Parcel "A" and the TRUE POINT OF BEGINNING, said point also being the Northwest (NW) Corner of Parcel "B" of said Record of Survey on file in File 81 of Surveys, Page 1;

Thence South 74o27'51" West 421.99 feet to the beginning of a 184.00 foot radius non-tangent curve to the right; thence along said curve to the right through a central angle of 55o47'05" (the long chord of which bears South 13o01'32" West
172.16  feet)  for  an  arc  distance  of  179.15  feet  to a point of tangency;

Thence South 40o55'05" West 33.43 feet to the beginning of a 308.55 foot radius non-tangent curve to the left;

Thence along said curve to the left through a central angle of 48o41'39" (the long chord of which bears South 73o25'45" East 254.41 feet) for an arc distance of 262.23 feet;

Thence  North  08o42'17"  West  10.01  feet;

Thence  North  81o17'43"  East  10.00  feet;

Thence South 08o42'17" East 10.01 feet to the beginning of a 308.55 foot radius non-tangent curve to the left; thence along said curve to the left through a central angle of 05o54'10" (the long chord of which bears North 77o24'56" East
31.77  feet)  for  an  arc  distance  of 31.79 feet; thence North 74o27'51" East
275.00 feet to the southerly extension of the westerly line of said Parcel "B;" thence North 15o32'09" West along the westerly line of said Parcel "B" and it's southerly extension 307.72 feet to the TRUE POINT OF BEGINNING.

Containing  3.213  acres,  more  or  less.
APN  #178-19-511-021
Legal  prepared  by:     WRG  Design,  Inc.
                         2260  Corporate  Circle,  Suite  430
                         Henderson,  NV  89074
May  8,  2000

                                  EXHIBIT A-2

                              SITE PLAN OF PROPERTY

                                   EXHIBIT A-3

                              SCHEMATIC OF BUILDING

                                   EXHIBIT A-4

                      SITE PLAN OF PREMISES WITHIN BUILDING

                                   EXHIBIT A-5

                              SCHEMATIC OF PREMISES

                                    EXHIBIT B

                         MEMORANDUM OF COMMENCEMENT DATE
                        AND CONFIRMATION OF RENTABLE AREA

     The Commencement Date of that Lease by and between CORPORATE CTR. IV, LLC, a Nevada limited liability company, as Landlord, and MEGO FINANCIAL CORP., a New York corporation, as Tenant, as provided for in Section 1.1.9 of said Lease is the __ day of _____, 200_. The Lease expiration date is the __ day of _____, 200_.

     Further, the parties hereto confirm that the Rentable Area (i) of the Premises shall be deemed to be __________ square feet; and (ii) of the Building shall be deemed to be __________ square feet; and (iii) of the Usable Area of the Premises shall deemed to be __________ square feet, which may be adjusted from time to time. Tenant's Pro-Rata Portion shall be ____%.

Dated:  _______   __,  2002.


LANDLORD                                      TENANT

CORPORATE  CTR.  IV,  LLC,                    MEGO  FINANCIAL  CORP.,
a  Nevada  limited  liability  company        a  New  York  corporation

By:     Silver  Springs,  Inc.,               _________________________________
a  Nevada  corporation,                       By:______________________________
Its  Manager                                  Title:___________________________

By:     ________________
        Gregory  E.  Jones,
        Senior  Vice  President

                                    EXHIBIT  C

                             LANDLORD'S  WORK  LETTER


     THIS WORK LETTER ("Work Letter") is attached to and made a part of that certain Lease at 2285 Corporate Circle, dated May __, 2002, by and between CORPORATE CTR. IV, LLC, a Nevada limited liability company, as Landlord, and MEGO FINANCIAL CORP., a New York corporation, as Tenant, covering the Premises (the "Lease").

General
-------

     24. The purpose of this Work Letter is to set forth how the Tenant Improvements in the Premises are to be constructed, who will undertake the construction of the Tenant Improvements, who will pay for the construction of the Tenant Improvements, and the time schedule for completion of the construction of the Tenant Improvements.

     25. Except as defined in this Work Letter to the contrary, all terms utilized in this Work Letter shall have the same meaning ascribed to them in the Lease.

     26. When work, services, consents or approvals are to be provided by or on behalf of Landlord, the term "Landlord" shall include Landlord's Employees.

     27. The provisions of the Lease, except where clearly inconsistent or inapplicable to this Work Letter, are incorporated into this Work Letter.

     28. The Tenant Improvements shall be constructed pursuant to this Work Letter. Landlord shall provide the Tenant an Allowance, as such term is defined in Section 3 below, and Landlord shall provide possession of the Premises to Tenant upon the Substantial Completion of the Tenant Improvements, as more fully set forth in the Lease and this Work Letter.

3.  Plans  and  Specifications  for  Tenant  Improvements
    -----------------------------------------------------

     21.1 Selection of Designer. Tenant shall select an architect or designer (hereinafter referred to as the "Designer") of its choice, to prepare the plans and specifications for the Tenant Improvements. The Designer shall be selected by Tenant, subject to Landlord's consent, which consent shall not be unreasonably withheld, and which consent (or refusal to consent) shall be granted or denied, within three (3) days following the submission of the name of said Designer to Landlord. The following Designer, Parker & Scaggiari, if retained by Tenant, is hereby deemed consented to by Landlord. All plans and specifications shall be submitted to Landlord in accordance with the schedule set forth in Section 6 below. Tenant shall be solely responsible for the design and function of such plans and specifications, including, without limitation, their integration with all of the Building systems.

     21.2 Space Plan. Landlord shall submit the Building plans and specifications to Designer, to permit Designer to complete the Premises space plans, sufficient to convey the architectural design of the Premises, including, without limitations, displaying all demising walls, corridors, entrances, exits, location of doors, partitions, the location of all offices, conference rooms, computer rooms, millwork, finishes, electrical, data and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements, together with reflective ceiling plans (the "Space Plan"). Tenant shall cause the Designer to submit the Space Plan to Landlord for approval, within such time frame, as is more fully elaborated in Section 6 below. If Landlord shall disapprove of any portion of the Space Plan, Landlord shall advise Tenant of recommended revisions to the Space Plans, and reasons therefor, as are required by Landlord for the purpose of obtaining approval. Tenant shall then submit to Landlord, for Landlord's approval, a redesign of the Space Plan, incorporating the recommended revisions and such modifications thereof as may be suggested by Tenant (said modifications to be subsequently approved by Landlord prior to Tenant's submission of Final Plans).

     21.3 Final Plans. Landlord shall submit the Building plans and specifications to Designer, to permit Designer to complete the Premises final plans, sufficient to convey the architectural design of the Premises, including, without limitations, displaying all demising walls, corridors, entrances, exits, location of doors, partitions, the location of all offices, conference rooms, computer rooms, millwork, finishes, electrical, data and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements, together with reflective ceiling plans (the "Final Plan"). Tenant shall cause the Designer to submit the Final Plan to Landlord for approval, within such time frame, as is more fully elaborated in Section 6 below. If Landlord shall disapprove of any portion of the Final Plan, Landlord shall advise Tenant of recommended revisions to the Final Plans, and reasons therefor, as are required by Landlord for the purpose of obtaining approval. Tenant shall then submit to Landlord, for Landlord's approval, a redesign of the Final Plan, incorporating the recommended revisions and such modifications thereof as may be suggested by Tenant (said modifications to be subsequently approved by Landlord prior to Tenant's submission of Final Plan).

     21.4 Indemnification. Tenant acknowledges that, unless specifically shown as Landlord's responsibility on the Final Plans, Landlord shall not be responsible for the design, construction or installation of, various nonstructural items which Tenant may find desirable for the Premises including, without limitation, furniture, trade fixtures, office equipment, telephone, telecommunications and data equipment and systems, artwork or cabling required in connection with any of these items.



     21.5 Tenant Improvement Permits. Landlord shall be responsible for obtaining all permits for the Tenant Improvements, and Tenant shall cooperate with Landlord in obtaining approval of the Final Plans by all governmental agencies having jurisdiction.

4.  Allowance  for  Work  and  Work  Costs
    --------------------------------------

     21.1 Allowance. Tenant shall receive from Landlord an Allowance, which Allowance shall be used solely for "Work Costs," as that term is defined in
Section 3.2 below, in an amount equal to Thirty and 00/100 Dollars ($30.00) per square foot of Usable Area of the Premises, which Allowance may be increased by an amount equal to three (3) months of Base Rent, calculated at Two and 10/100 Dollars ($2.10) per month for each square foot of Usable Area of the Premises (the "Additional Allowance"). All Tenant Improvements, whether or not the cost thereof is covered by the Allowance and/or the Additional Allowance, shall become the property of Landlord upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the Lease Term. The Allowance and Additional Allowance shall be provided to Tenant only during the original Term of this Lease. In the event that Tenant elects to increase the Allowance by all or a portion of the Additional Allowance, the amount of said Additional Allowance utilized by Tenant to increase the Allowance shall be deducted from the rental abatement provided to Tenant as more fully set forth in
Section  3.1  of  the  Lease.

4.1 Work Costs. As used herein, "Work Costs" shall include all expenses associated with space planning, engineering, construction drawings, construction of Tenant's Premises, any necessary permits, so long as they are associated with the improvement of the Premises, including but not limited to: (i) engineering fees for the review of the Tenant's Space Plans and Final Plans; (ii) the actual contractor costs and charges for material and labor, contractor's profit, overhead and general conditions incurred by Landlord in having the Tenant Improvements constructed in accordance with the Final Plans; (iii) governmental agency plan check, permit and other fees and sales and use taxes; (iv) testing and inspection costs; (v) any paint touch-up or repair work necessary due to Tenant's move into the Premises; (vi) all other costs expended or to be expended by Landlord in the construction of the Tenant Improvements including, window blind system within the Premises, fluorescent light fixtures, air balancing, and other pre-stocked materials; and (vii) a fee to be paid to Landlord equal to five percent (5%) of all Work Costs for construction management by Landlord of construction of the Tenant Improvements.

5.  Construction
    ------------

     21.1 General Contractor. Upon the approval of the Final Plans, Landlord shall submit the Final Plans to Crisci Custom Builders, who shall act as the general contractor on this project (the "General Contractor").

     21.2 Submittal of Work Costs to Tenant. Following the submittal of the Finals plans to the General Contractor, Landlord shall submit to Tenant Landlord's Work Costs estimate, based upon the Final Plans ("Work Cost
Estimate"). Landlord's Work Cost Estimate shall include a reasonable contingency to allow for changes in Tenant Improvements and/or other unforeseen costs and expenses arising after Tenant's approval thereof.

     21.3 Tenant Improvement Overage. In the event that the Work Cost Estimate exceeds the sum of the Allowance and the Additional Allowance, in the event Tenant elects to utilize same ("Tenant Improvement Overage"), Tenant shall pay one hundred percent (100%) of the Tenant Improvement Overage, to Landlord, prior to the commencement of construction of the Tenant Improvements. Landlord shall not be required to commence construction of the Tenant Improvements until Landlord receives the Tenant Improvement Overage.

     21.4 Commencement of Tenant Improvements. Following: (i) Tenant's payment of any Tenant Improvement Overage; and (ii) receipt by Landlord of all relevant governmental agency approvals and permits, Landlord shall cause the General Contractor to commence the construction of the Tenant Improvements per the Final Plans. Landlord shall furnish Tenant with a schedule setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction. Landlord may, from time to time, during the construction of the Tenant Improvements, reasonably modify or amend such schedule.

     21.5 Modifications to Final Plans. Any changes to the approved Final Plans ("Changes") which are requested by Tenant, or required by any governmental agency, as a result of the requested Changes by Tenant, shall be forwarded to Landlord for approval and pricing. If Landlord approves of the Changes, Tenant shall be given a written cost estimate for the completion of said Changes, which estimate must be approved by Tenant, prior to construction of the Changes. To the extent the revised contract amount, inclusive of the Changes, exceeds the sum of the Allowance and Additional Allowance, if Tenant elects to use such Additional Allowance, Tenant shall pay to Landlord one hundred percent (100%) of such excess, prior to Landlord commencing construction of the Changes ("Tenant Additional Payments"), inclusive of a fee equal to five percent (5%) of the cost of said Changes. Any delay in the construction of Tenant Improvements as a result of Changes shall be a Tenant Delay, as defined in Section 7 below.

     21.6 Construction Representatives. In connection with the construction of the Tenant Improvements, each party shall be entitled to rely upon the other party's construction representative who shall be as follows: Landlord's construction representative ("Landlord's Construction Representative"): PATTI LESTER, Tenant's construction representative ("Tenant's Construction Representative"): JEN MURPHY of Plaza Construction Company. Each respective construction representative shall have the authority to make binding commitments relative to the Tenant Improvements on behalf of the party appointing such construction representative. All inquiries of Tenant pertaining to construction of the Tenant Improvements shall be directed in writing to Landlord's Construction Representative. A party may designate a substitute construction representative by giving written notice to the other party at any time. Any representatives of Tenant who desires to visit the Premises during construction of the Tenant Improvements must obtain the prior consent of and be accompanied by the Landlord and the General Contractor.

Substantial  Completion  and  Punch  List
-----------------------------------------

     21.1 Inspection of Premises. Upon Substantial Completion of the Tenant Improvements of the Premises, Landlord shall cause the General Contractor to inspect the Premises with Landlord's Construction Representative and Tenant's Construction Representative, and to complete a written punch list of unfinished items of Tenant Improvements. Tenant's Construction Representative shall execute said written punch list to indicate approval thereof, and thereafter Landlord shall cause the General Contractor to correct all such punch list items with reasonable diligence.

     21.2 Work Costs Accounting. Within forty-five (45) days after Substantial Completion of the Tenant Improvements, Landlord shall submit to Tenant a final written accounting of the Work Costs, completed in accordance with the Final Plans (inclusive of Changes, if any), and a reconciliation of such costs with the Allowance and Additional Allowance, if Tenant elects to use such Additional Allowance, and payments made by Tenant in accordance with
Section  4.3  and  Section  4.5.

    f. In the event that the reconciliation shows that the Work Costs exceeded the sum of (i) the Allowance; (ii) Additional Allowance; (iii) payment of the Tenant Improvement Overage; and (iv) Tenant Additional Payments, Tenant shall reimburse Landlord such excess within thirty (30) days of receipt thereof.

     g. In the event the Work Costs are less than the sum of (i) the Allowance; (ii) payment of the Tenant Improvement Overage; and (iii) Tenant Additional Payments, Landlord will refund to Tenant the difference up to the sum of Tenant payments made in (ii), (iii) and (iv) above, within thirty (30) days of Tenant's receipt of said reconciliation. Any remaining unused Allowance will be held by Landlord, and Tenant, subject to its being in full compliance with the terms and provisions of the Lease and not in default thereunder, shall have the ability to utilize the remaining Allowance during the initial Term of the Lease for Alterations made to the Premises, pursuant to Section 8.2 of the Lease. Landlord agrees to disburse to Tenant, within thirty (30) days following receipt of invoices and/or other reasonable documentation evidencing and/or supporting the costs incurred for services performed or material supplied regarding the Alterations, in an amount not to exceed the remaining Allowance.

7.  Schedule
    --------

     Preparation and approval of the Space Plan, Final Plans and the Work Costs Estimate shall proceed as indicated below and each action shall be completed on or before the date herein specified. Time is of the essence.


Action                                Responsibility                        Date  Due
------                                --------------                        ---------


 1.    Submission of Space             Tenant                                5 days from Lease execution
       Plan to Landlord

 2.    Delivery of written approval    Landlord                              3 business days from receipt of
       of Space Plan to Tenant                                               Space Plan from Tenant
       (including any necessary
       design revision comments)

 3.    Submission of Final Plans       Tenant                                20 days from Lease execution
       to Landlord for approval
       (including any necessary
       re-design of the Final Plans)

 4.    Delivery of written approval    Landlord                              5 days from Tenant's submittal
       of Final Plans to Tenant                                              of approved Final Plans

 5.    Building Department             Landlord                              within 5 business days from
       Submission                                                                          Landlord's approval of Final Plans

 6.    Delivery of Work Costs          Landlord                              on or before submittal to
       Estimate to Tenant                                                    Building Department

 7.    Delivery of written approval    Tenant                                within 5 days after Tenant's
       of Work Costs Estimate                                                receipt of Work Costs
       to Landlord

 8.    Payment of Tenant Improvement   Tenant                                at the time of approval of Work
       Overage, if any                                                       Costs.  Tenant to remit to Landlord,
                                                                             if applicable

 9.    Receipt of Building permit;     Landlord                              estimated 4 weeks from
       commence construction of                                              submittal to City of Henderson
       Tenant Improvements

10.    Substantial Completion of       Landlord                              45 days from receipt of
       Tenant Improvements                                                                 permit from City of Henderson


11.    Occupancy Date                  Landlord                              September 1, 2002

8.  Delays
    ------

     8.1 Tenant Delay. Any one or more of the following, which causes Landlord to be delayed in substantially completing the Tenant Improvements shall be deemed to be a "Tenant Delay":


     12. Tenant's failure to complete any action item which is the responsibility of Tenant on or before the due date specified in Section 6 above to the extent that such failure is not caused by failure of Landlord to timely perform its obligations in accordance with the schedule in Section 6; or

     13.  Tenant's  changes  to  Final  Plans after the final submission date in
Section  6(iii)  above;  or

     i. any delay of Tenant in making payment to Landlord of the Tenant Improvement Overage or Tenant Additional Payments as provided in Section 4.3 and
Section  4.5  above,  relating  to  changes  to  Final  Plans  above;  or

     ii.  any  delay,  requested  or  caused  by  Tenant.

In the event of a Tenant Delay, so long as Landlord notifies Tenant that a Tenant Delay has occurred within five (5) business days of the date of the event causing such delay, the Occupancy Date shall be accelerated to the date that Landlord would have Substantially Completed the Tenant Improvements, but for such Tenant Delay. If for any reason Landlord cannot deliver possession of the Premises to Tenant on or before the Occupancy Date, the Lease will not be void or voidable, and Landlord will not be liable to Tenant for any resultant loss or damage, except as otherwise provided herein.

     7.2     Force  Majeure  Delay.  The  Occupancy Date shall be delayed by one
(1) day for each day of delay that is caused by any Force Majeure Delay or Landlord Delay. No Landlord Delay (defined below), Force Majeure Delay or Tenant Delay shall be deemed to have occurred unless and until the party claiming such delay has provided written notice to the other party specifying the action or inaction that such notifying party contends constitutes a Landlord Delay, Force Majeure Delay or Tenant Delay, as applicable. If such action or inaction is not cured within one (1) day of receipt of such notice, then a Landlord Delay, Force Majeure Delay or Tenant Delay, as set forth in such notice shall be deemed to have occurred commencing as of the date such notice is received and continuing for the number of days the design of the Tenant Improvements and/or Tenant's move-in into the Premises was in fact delayed as a direct result of such action or inaction.

The term "Force Majeure" as used in this Work Letter shall mean any delay incurred by Tenant in the design of its Tenant Improvements or its move-in into the Premises attributable to any: (i) actual delay or failure to perform attributable to any strike, lockout or other labor or industrial disturbance
(whether or not on the part of the employee of either party hereto), civil disturbance, further order claiming jurisdiction, act of public enemy, war, riot, sabotage, blockade, embargo; (ii) delay due to changes in any Applicable Laws (including, without limitation, the ADA); or (iii) delay attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion, or any other similar industry-wide or Building-wide cause beyond the reasonable control of the party from whom performance is required, or any of its contractors or other representatives. Any prevention, delay or stoppage due to any Force Majeure Delay shall excuse the performance of the party affected for a period of time equal to any such prevention, delay or stoppage (except the obligations of either party to pay money, including rental and other charges, pursuant to the Lease).

     7.3 Landlord Delay. The term "Landlord Delay" as used in this Work Letter shall mean any delay in the design of the Tenant Improvements or Tenant's move-in into the Premises which is due to any act or omission of Landlord (wrongful, negligent or otherwise), its agents or contractors. The term Landlord Delay shall include, but shall not be limited to any: (i) delay in the giving of authorizations or approvals by Landlord; (ii) delay attributable to the acts or failures to act, whether willful, negligent or otherwise, of Landlord, its agents or contractors; and (iii) delay attributable to Landlord giving the Designer incorrect Building requirement plans, or revision made to such Building requirement or subsequent to the delivery of such items to Tenant.

In the event that, at any time and for any reason, Tenant elects not to proceed with or to suspend (i) the design or construction of the Tenant Improvements, or
(ii) move into the Premises, then, such election shall not require any further performance of Landlord under the Lease or this Work Letter, until Tenant resumes its obligations under this Work Letter, and shall not result in an Event of Default by Landlord. The only economic consequence to Tenant as a result of such election shall be that the Occupancy Date shall be accelerated for the days Landlord would have Substantially Completed the Tenant Improvements, but for Tenant's suspension of Tenant Improvements and Tenant's obligation to pay all rent shall begin in accordance with Section 1.1.9 of the Lease.

9.  Miscellaneous
    -------------

     Any default by either party under the terms of this Work Letter shall constitute a default under the Lease and shall entitle either party to exercise all remedies set forth therein. Both Landlord and Tenant agree to use reasonable diligence in performing all of their respective obligations and duties under this Work Letter and in proceeding with the construction and completion of the Building and all Tenant Improvements in the Premises.


LANDLORD                                      TENANT

CORPORATE  CTR.  IV,  LLC,                    MEGO  FINANCIAL  CORP.,
a  Nevada  limited  liability  company        a  New  York  corporation

By:     Silver  Springs,  Inc.,               _________________________________
a  Nevada  corporation,                       By:______________________________
Its  Manager                                  Title:___________________________

By:     ________________
        Gregory  E.  Jones,
        Senior  Vice  President

                                    EXHIBIT D

                              2285 CORPORATE CIRCLE
                              RULES AND REGULATIONS

Tenant  agrees  as  follows:

     9. All loading and unloading of supplies, equipment or the like shall be done only at such time, in the areas, and through the entrance(s) or areas as may be designated for such purposes by Landlord. The delivery or shipping of merchandise, supplies and fixtures to and from the Premises shall be subject to such Rules and Regulations as, in the judgment of Landlord, are necessary for the proper operation of the Premises or the Property.

     10. Without the prior written consent of the Landlord, Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, or theater tickets, in or from the Premises, nor shall Tenant carry on, or permit or allow any employee or other person or carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, or any manufacturing of any kind, or the business of a public barber shop, beauty parlor, or a manicuring and chiropodist business or any business other than that specifically provided for in the Lease. No Tenant shall obtain for use upon the Premises ice, drinking water, towel and other similar services, or accept barbering or bootblack services in the Premises, except from persons authorized by the Landlord and at hours and under regulations fixed by the Landlord.

     11. Subject to the terms of the Lease, no aerial, antenna, satellite dish or similar device shall be erected on the roof or exterior walls of the Premises or in the Property, without in each instance, the prior written consent of Landlord, unless otherwise provided in the Lease. Any such item so installed without such written consent shall be subject to removal without notice at any time at Tenant's expense.

     12. Tenant shall not, without the prior written consent of Landlord, use in or about the Premises any advertising or promotional media such as searchlights, loud speakers, phonographs, or other similar visual or audio media which can be seen or heard outside the Premises.

     13. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

     14. The exterior areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstructions in such areas.

     15. Tenant shall not burn any trash or garbage of any kind in or about the Premises or Property.

     16. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the Tenant who shall, or whose employees, agents, servants, customers or invitees shall, have caused it.

     17.  Tenant  shall  keep  the  Premises  free  from  pests  and  vermin.

     18. On Saturdays, Sundays or legal holidays, and on other days between the hours of 6 p.m. and 7 a.m., access to the Building, or to the halls, corridors, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for the admission or exclusion from the Building of any person whom the Landlord has the right to exclude under these Rules and Regulations. In case of invasion, mob riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

     19. The Landlord shall clean the Premises as provided in this Lease and, except with the written consent of the Landlord, no person or persons other than those approved by the Landlord will be permitted to enter the Building for such purpose, but the Tenant shall not cause unnecessary labor by reason of the Tenant's carelessness and indifference in the preservation of good order and cleanliness.

     20. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to prior approval by the Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by the Tenant by whom, or by whose agents, clerks, employees or visitors, the damage shall have been caused.



     21. No sign, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted or affixed by the Tenant on any part of the Building without the prior written consent of the Landlord. If the Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by the Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by the Landlord. If the Landlord, by a notice in writing to the Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by the Tenant. No awning shall be permitted on any part of the Premises.

     22. Tenant shall not make noises, cause disturbances, or create odors which may be offensive to Landlord or to other tenants of the Property or their employees, agents, servants, customers or invitees.

     23. No portion of the Premises or the Property shall be used for sale or display of any obscene, pornographic, so called "adult" or other offensive merchandise or activities.

     24. Without Landlord's prior written consent, no sign or other object or thing visible to public view outside of the Premises shall be placed or allowed on the exterior of the Premises or in the interior of the Premises in such a manner as shall be visible from outside the Premises. Tenant shall be required to properly maintain any sign permitted under the Lease, including prompt repairs of any nature. Upon expiration of the Lease, Tenant shall be responsible for promptly removing any sign placed in and around the Premises by Tenant.
Tenant shall repair all damage caused to the Building or Premises by such removal, including proper "capping off" of electrical wiring. Without limiting the generality of the foregoing, Tenant shall adhere to all requirements contained in Exhibit C attached to this Lease and incorporated herein by reference.

     25. Tenant and Tenant's employees and agents shall not solicit business in the parking areas or other Common Areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in the Common Areas.

     26. Tenant shall refrain from keeping, displaying or selling any merchandise or any object outside of the interior of the Premises or in any portion of any sidewalks, walkways or other part of the Property outside of the Premises. No sales tables, merchandise displays, signs or other sections shall be placed in front of, or affixed to, any part of the exterior of the Building nor placed in the halls, common passageways, corridors, vestibule or parking area without the prior written consent of the Landlord.

     27. The sidewalks, halls, passages, corridors, exits, stairways and other Common Areas shall not be obstructed by Tenant or used for any purpose other than for ingress and egress to the Premises. Tenant shall not erect or maintain any barricade or scaffolding which may obscure the signs, entrances or show window of any other tenant in the Property or tend to interfere with any such other tenant's business.

     28. Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of the Landlord is intoxicated or under the influence of liquor, or who shall in any manner do any act in violation of any of the rules and regulations of the Property.

     29. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot which said floor was designed to carry or which is allowed by law.

     a. The Landlord shall have power to prescribe the weight and position of safes or other large or heavy objects which shall, if considered necessary by the Landlord, stand on three-inch thick wood strips to distribute the weight. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building and the persons employed to move safes in or out of the Building must be acceptable to the Landlord. No freight, furniture or bulky matter of any description shall be received into the Building except during hours and in a manner approved by the Landlord.

     30. Landlord will direct electricians as to where and how telephone wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the reasonable approval of Landlord.

     31. Tenant, upon termination of the Lease, shall deliver to Landlord the keys of offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have made, and in the event of loss of any keys so furnished, shall pay Landlord its reasonable cost therefor. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors of the Premises without the prior approval of Landlord, and if such approval is given, then Tenant shall furnish Landlord with the key therefor.

     32. Tenant shall see that the doors of the Premises are closed at all times when not in use for ingress or egress and securely locked before leaving the Building of which the Premises is a part, and that all electricity, gas, heating or air conditioning shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness in connection there with Tenant shall make good all injuries sustained by other tenants or occupants of the Property by Landlord.

     a. Tenant shall see that the windows, transoms and doors of the Premises are closed and securely locked before leaving the Building and must observe strict care not to leave windows open when it rains, and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut-off before Tenant or Tenant's employees leave the Building and that all electricity, gas or air shall likewise be carefully shut-off as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or by Landlord.


     33. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and none of Landlord's employees will admit any person to any office without specific instructions from Landlord.

     34. All professional practice conducted on the Premises shall be in compliance with the Code of Ethics of such profession. All advertising, if any, by Tenant, its agents, employees, servants, contractors, and licenses in connection with the Premises shall be in compliance with said Code of Ethics.

     35. Landlord reserves the right to waive any rule in any particular instance or as to any particular person or occurrence and further, Landlord reserves the right to amend or rescind any of these Rules and Regulations or make, amend or rescind new rules to the extent Landlord, in its sole judgment, deems suitable for the safety, care and cleanliness of the Property and the conduct of high standards of performance therein. Tenant agrees to conform to such new or amended rules upon receiving written notice of the same.

     36.  Tenant shall not use any space heaters in any portion of the Premises.

     37. There shall be no smoking in any portion of the Premises or the Building.

     38. Tenant shall not, without Landlord's prior written approval, operate or permit to be operated on the Premises any coin or token-operated vending machines or similar device for the sale or leasing to the public of any goods, wares, merchandise, food, beverages, and or service, including, without limitation, pay telephones, pay lockers, pay toilets, scales and amusement devices.

     39. Tenant shall refrain from using or permitting the use of the Premises or any portion thereof as living quarters, sleeping quarters or lodging rooms.

     40. Tenant shall not, without Landlord's prior written approval, cover or obstruct any windows, glass doors, lights, skylights, canopies or other apertures that reflect or admit light into the Premises.

     41. Tenant shall refrain from keeping or permitting the keeping of any animals of any kind in, about or upon the Premises without Landlord's prior written approval.

                                    EXHIBIT E

                        JANITORIAL SERVICE SPECIFICATIONS


Pursuant to Section 10.1 (a) of this Lease, Landlord shall perform, or have performed, the following janitorial services to the Premises and Common Areas of the Building, subject to the limitations outlined below:

     42. Daily service, as outlined below, shall be performed five (5) nights per week, typically Sunday through Thursday, excluding all legally recognized federal and state holidays. Any weekly, quarterly, semi-annual, or annual service, which Landlord shall deem necessary, shall be performed as scheduled by Landlord.

     43. Landlord may, if deemed necessary by Landlord, at its sole discretion, utilize a day porter for performing specific janitorial services to the Common Areas of the Building, during the hours of operation of the Building.

     44. Landlord's obligation to clean the Premises shall exclude any portion of the Premises not used as office areas, including, but not limited to, closets, storage rooms, mailrooms, computer areas, laboratories, and areas used for the storage, preparation, service or consumption of food and beverage. Tenant, at its sole cost and expense, shall cause all portions of the Premises not used as office areas to be cleaned on a regular basis. This shall be done by contracting directly with the Landlord, or at Landlord's option, directly with Landlord's contractor for cleaning service in excess of those furnished by Landlord in accordance with this Lease.

1.     COMMON  AREAS  OTHER  THAN  RESTROOM
       ------------------------------------

     1.  Daily  Service
         --------------

     a.  Dust  and  wipe  all  lobby  walls.
     b.  Empty  cigarette  receptacles.
     c.  Empty  all  waste  containers  and  spot  clean.
     d.  Wash  and  clean  all  glass  doors.
     e.  Clean  all  drinking  fountains.
     f.  Clean  all  floor  surfaces.
     g.  Vacuum  all  mats  and  runners,  as  needed.
     h.  Clean  building  directory  glass.
     i.  Polish  all  metal.
     j.  Remove  trash  from  plantings.
     k. Clean all elevators, including doors, walls, switch plates and controls, as specified by manufacturer.
     l.  Clean  sidewalks  and  plaza  areas.

B.     PREMISES
       --------

     1.  Daily  Service
         --------------

     a.  Empty  all  wastebaskets  and  trash  containers.
     b.  Install  plastic  wastebasket  liners,  replace  as  necessary.
     c.  Dust telephones, desks, chairs, file cabinets, furniture and equipment.
     d.  Wipe  furniture,  counter  tops,  tabletops  and  equipment.
     e. Clean, as needed, all glass and metal surfaces, including window interiors.
     f.  Vacuum  all  carpeted  areas  and  spot  clean.
     g.  Clean  vinyl  floor  surfaces.
     h. Wipe all door facings, doors, light switches, receptacle covers and walls.

C.     RESTROOMS
       ---------

          1.  Daily  Service
              --------------

     a. Wash and disinfect all commodes, urinals, wash basins, counters, toilet seats, faucets and urinal partitions.
     b. Spot clean all partitions, ledges, light fixtures, receptacles and dispensers.
     c.   Empty  all  wastepaper  and  sanitary  napkin  containers.
     d.   Wash  and  clean  all  mirrors.
     e.   Clean  and  polish  all  metal  and  metal  dispensers.
     f. Sweep restroom floors and clean with all germicidal disinfectant solution.
     g. Refill soap and towel dispensers, toilet tissue holders and sanitary napkin machines.
     h. Wipe all door facings, doors, light switches, receptacle covers and partitions.
     i. Wipe and clean all walls to remove dust, dirt, smudges, stains and fingerprints.




                                    EXHIBIT F

                        EXTERIOR  DIRECTIONAL  SIGNAGE

                                    EXHIBIT G

                              ROOFING REQUIREMENTS

Tenant shall notify Landlord's roofing/waterproofing contractor, Commercial Roofers, Michael Lee at 702/876-1777 ("Roofing Contractor") before any type of work is performed that impacts any roofing or waterproofing system in any fashion. Roofing Contractor shall be given the opportunity to review all proposed modifications to the roofing/ waterproofing system (including, but not limited to, the installation of new unit curbs, satellite dishes, vent stacks, etc.). Roofing Contractor shall note any proposed modifications, ensure that they are in compliance with requirements by the roofing or waterproofing membrane manufacturer, and shall advise Tenant of any conflicts or requirements to maintain Landlord's roofing/waterproofing manufacturer's guarantee.

No  roofing  or  waterproofing  work,  in any form, shall commence until Roofing
Contractor has reviewed and approved all proposed roofing or waterproofing modifications and developed a cost proposal regarding said items. Tenant shall be liable for any and all costs relating to any roofing or waterproofing modifications. In the event that Tenant fails to adhere to these guidelines, Landlord shall have the right to direct Roofing Contractor to make all necessary changes to the roofing or waterproofing system in order to maintain Landlord's roofing or waterproofing warranty (including, but not limited to, new roofing or waterproofing membrane items and all associated items such as HVAC equipment, electrical, etc.) said costs shall then be passed on to the Tenant.

Tenant shall adhere to the guidelines set above. Should Tenant be uncertain of any potential impacts to any roofing or waterproofing system, they shall first contact the Roofing Contractor for clarification.

                                  Lease between

                             CORPORATE CTR. IV, LLC,
                       a Nevada limited liability company,

                                       as
                                    Landlord,


                                       and


                              MEGO FINANCIAL CORP.,
                             a New York corporation,

                                       as
                                     Tenant,


                                       in
                              2285 Corporate Circle
                                Henderson, Nevada


                                May _____ , 2002

SECTION  1  DEFINITIONS                                   Page  -1-
            -----------
1.1     DEFINITIONS                                       Page  -1-
     1.1.1  "ADDITIONAL  RENT"                            Page  -1-
     1.1.2  "ADJUSTMENT  MONTH"                           Page  -1-
     1.1.3  "AGGREGATE  MONTHLY  RENT"                    Page  -1-
     1.1.4  "ALLOWANCE"                                   Page  -1-
     1.1.5  "BASE  RENT"                                  Page  -1-
     1.1.6  "BASE  YEAR"                                  Page  -1-
     1.1.7  "BROKER"                                      Page  -1-
     1.1.8  "BUILDING"                                    Page  -1-
     1.1.9  "COMMENCEMENT  DATE"                          Page  -1-
     1.1.10  "COMMON  AREAS"                                         Page  -1-
     1.1.11  "DEFAULT  INTEREST  RATE"                    Page  -1-
     1.1.12  "LANDLORD'S  WORK"                           Page  -1-
     1.1.13  "LANDLORD'S  SHARE"                                    Page  -1-
     1.1.14  "LEASE  YEAR"                                Page  -1-
     1.1.15  "MORTGAGEE"                                  Page  -1-
     1.1.16  "OCCUPANCY  DATE"                            Page  -2-
     1.1.17  "PREMISES"                                   Page  -2-
     1.1.18  "PROPERTY"                                   Page  -2-
     1.1.19  "PROPERTY  OPERATING  COSTS"                 Page  -2-
     1.1.20  "RENTABLE  AREA"                             Page  -2-
     1.1.21  "SUBSTANTIALLY  COMPLETE  OR
              SUBSTANTIAL  COMPLETION"                    Page  -2-
     1.1.22  "TENANT  IMPROVEMENTS"                       Page  -2-
     1.1.23  "TENANT'S  PRO-RATA  PORTION"                Page  -2-
     1.1.24  "TENANT'S  SHARE"                            Page  -2-
     1.1.25  "TERM"                                       Page  -2-
     1.1.26  "USABLE  AREA"                               Page  -2-
     1.1.27  "UTILITIES"                                               Page  -2-

SECTION  2   PREMISES                                     Page  -2-
             --------
2.1  PREMISES                                             Page  -2-
     2.1.1  RENTAL  AREA                                  Page  -3-
     2.1.2  LANDLORD'S  RESERVATIONS                      Page  -3-
     2.2  DECLARATION                                     Page  -3-

SECTION  3BASE  RENT                                      Page  -3-
          ----------
3.1     BASE  RENT                                        Page  -3-
     3.1.1  FIRST  MONTH'S  RENTAL  OBLIGATION            Page  -3-
3.2  BASE  RENT  INCREASES                                Page  -3-
3.3  ADDITIONAL  RENT                                     Page  -3-
     3.3.1  TENANT'S  SHARE  OF  PROPERTY
            OPERATING  COSTS                              Page  -3-
     3.3.2  NOTIFICATION  OF  PROPERTY
            OPERATING  COSTS                              Page  -3-
     3.3.3  PROPERTY  OPERATING  COSTS                           Page  -4-
     3.3.4  PROPERTY  OPERATING  COST  EXCLUSIONS         Page  -5-
     3.3.5  IMPOSITIONS                                   Page  -5-
3.4  EXPENDITURES  BY  LANDLORD                           Page  -6-
3.5  MONETARY  PAYMENTS                                   Page  -6-

SECTION  4RIGHT  OF  AUDIT                                Page  -6-
          ----------------
4.1     RIGHT  OF  AUDIT                                  Page  -6-
     4.1.1  AUDIT  CONFIDENTIALITY                        Page  -6-

SECTION  5SECURITY  DEPOSIT                               Page  -7-
          -----------------
5.1  SECURITY  DEPOSIT                                    Page  -7-
     5.1.1  RETURN  OF  DEPOSIT                           Page  -7-

     5.1.2  NO  RIGHT  OF  TENANT  TO  ENCUMBER  DEPOSIT  Page  -7-
     5.2  NO  RIGHT  OF  DEDUCTION                        Page  -7-
     5.1  RIGHT  TO  RAISE  SECURITY  DEPOSIT             Page  -7-

SECTION  6POSSESSION  AND  SURRENDER                      Page  -7-
          --------------------------
6.1  POSSESSION  OF  THE  PREMISES                        Page  -7-
6.2  SURRENDER                                            Page  -8-

SECTION  7USE  OF  PREMISES                               Page  -8-
          -----------------
7.1     USE  OF  PREMISES                                 Page  -8-
7.2     MAINTENANCE  AND  REPAIR                                  Page  -8-
7.3     STORAGE  OF  GARBAGE                              Page  -8-
7.4     ABIDANCE  OF  RULES  AND  REGULATIONS             Page  -8-
7.5     COMMERCIALLY  REASONABLE  OPERATION               Page  -8-
7.6     PROHIBITION  AGAINST  INTERFERENCE
        WITH  OTHER  TENANTS                              Page  -8-
7.7     USE  OF  COMMON  AREAS                            Page  -8-
7.8     PARKING                                           Page  -9-
7.9     TRADEMARK  RESTRICTIONS                           Page  -9-
     7.9.1  TRADEMARK                                     Page  -9-
7.10     GAMING                                           Page  -9-
7.11     SATELLITE  DISH                                  Page  -9-

SECTION  8   IMPROVEMENTS,  SIGNAGE  AND  ALTERATIONS     Page  -9-
             ----------------------------------------
8.1     IMPROVEMENTS                                      Page  -9-
     8.1.1  EXTERIOR  DIRECTIONAL  SIGNAGE                Page  -9-
     8.1.2  DIRECTORY  SIGNAGE                            Page  -9-
     8.1.3  MONUMENT  SIGNAGE                            Page  -10-
8.2     ALTERATIONS                                      Page  -10-
8.3     HOLD  HARMLESS                                   Page  -10-
     8.3.1  LIABILITY  INSURANCE                         Page  -10-
8.4     COMPLIANCE  WITH  APPLICABLE  LAW                Page  -10-
8.5     LIENS                                            Page  -10-

SECTION  9   PARKING  AND  COMMON  AREAS                 Page  -10-
             ---------------------------
9.1     COMMON  AREAS                                    Page  -10-
9.2     PARKING  SPACE  LEASING                          Page  -11-
     9.2.1  COVERED  PARKING                             Page  -11-

SECTION  10  LANDLORD'S  SERVICES                        Page  -11-
             --------------------
10.1     LANDLORD  SERVICES                              Page  -11-
10.2     IMPROVEMENTS  TO  COMMON  AREAS                 Page  -12-
10.3     LANDLORD'S  DUTY  TO  REPAIR                    Page  -13-
     10.3.1  UTILITY  SERVICE  FACILITIES                      Page  -13-

SECTION  11  LAWS  AND  REGULATIONS                      Page  -13-
             ----------------------
11.1     AMERICANS  WITH  DISABILITIES  ACT              Page  -13-
11.2     INSURANCE  SERVICES  OFFICE                     Page  -13-
11.3     STORAGE  OF  DISPOSITION  OF
         HAZARDOUS  MATERIALS                            Page  -13-
     11.3.1  HAZARDOUS  MATERIALS  AND  SUBSTANCES         Page  -13-
11.4     INDEMNIFICATION                                 Page  -13-
     11.4.1  EXCLUSION  FOR  TENANT'S  LIABILITY         Page  -14-
11.5     JEOPARDIZE  INSURANCE  POLICIES                 Page  -14-

SECTION  12    TAXES                                     Page  -14-
               -----
12.1     TAXES                                           Page  -14-
12.2     EXCISE  TAX                                     Page  -14-
     12.2.1  CONTEST  VALIDITY                           Page  -14-

SECTION  13    INSURANCE                                 Page  -14-
               ---------

13.1     GENERAL  LIABILITY  INSURANCE                   Page  -14-
13.2     SPECIAL  PERIL  PROPERTY  INSURANCE             Page  -14-
13.3     CERTIFICATE  OF  INSURANCE                      Page  -15-
13.4     USE  OF  PREMISES                               Page  -15-
13.5     WAIVER  OF  RECOVERY  RIGHTS                    Page  -15-
13.6     WAIVER  OF  SUBROGATION                         Page  -15-
13.7     PROHIBITED  SALES  OR  ACTIVITY                 Page  -15-
13.8     PROHIBITED  USE  DEEMED  ULTRA  HAZARDOUS       Page  -15-
13.9     LANDLORD'S  MAINTENANCE  OF  SPECIAL  PERIL
         PROPERTY INSURANCE                              Page  -15-
13.10    LANDLORD'S  MAINTENANCE  OF  GENERAL
         LIABILITY INSURANCE                             Page  -15-

SECTION  14    INDEMNIFICATION                           Page  -16-
               ---------------
14.1     INDEMNIFICATION                                 Page  -16-
14.2     LANDLORD'S  LIABILITY                           Page  -16-

SECTION  15    SUBORDINATION  AND  NONDISTURBANCE        Page  -16-
               ----------------------------------
15.1     SUBORDINATION                                   Page  -16-
15.2     PRIOR  LIEN                                     Page  -16-
15.3     ATTORNMENT                                      Page  -16-
15.4     NONDISTURBANCE                                  Page  -16-

SECTION  16ASSIGNMENT  AND  SUBLETTING                   Page  -16-
           ---------------------------
16.1     ASSIGNMENT                                      Page  -16-
     16.1.1  PERMITTED  ASSIGNEES                        Page  -17-
     16.1.2  PROPOSED  ASSIGNEE                          Page  -17-
     16.1.3  DEFAULT                                     Page  -17-
16.2     OPTION  TO  TERMINATE                           Page  -17-
16.3     BONUS  RENT                                     Page  -17-
16.4     REMEDIES                                        Page  -17-
16.5     PROCESSING  FEE                                 Page  -18-

SECTION  17     CONDEMNATION                            Page  -18-
                ------------

SECTION  18     DAMAGE  OR  DESTRUCTION                 Page  -18-
                -----------------------
18.1     DESTRUCTION  OF  PREMISES                      Page  -18-
18.2     RECONSTRUCTION                                 Page  -18-
     18.2.1  LEASE  TERMINATION                         Page  -18-
18.3     INSURANCE  PROCEEDS  MAINTAINED  BY  TENANT    Page  -18-
18.4     INSURANCE  PROCEEDS  MAINTAINED  BY  LANDLORD  Page  -19-

SECTION  19    RIGHT  OF  ACCESS                        Page  -19-
               -----------------
19.1     RIGHT  OF  ACCESS                              Page  -19-
19.2     PERFORMANCE  OF  WORK                          Page  -19-
19.3     EXHIBITING  PREMISES                           Page  -19-

SECTION  20    ESTOPPEL  CERTIFICATE                    Page  -19-
               ---------------------

SECTION  21    TENANT'S  DEFAULT/LANDLORD'S  REMEDIES   Page  -19-
               --------------------------------------
21.1     EVENTS  OF  DEFAULT                            Page  -19-
     21.1.1  NON-PAYMENT  OF  MONEY                     Page  -19-
     21.1.2  NON-MONETARY  NON-PERFORMANCE              Page  -19-
     21.1.3  ABANDONMENT  OF  PREMISES                  Page  -20-
     21.1.4  BANKRUPTCY                                 Page  -20-
     21.1.5  MECHANIC  LIENS                            Page  -20-
     21.1.6  FALSIFIED  FINANCIAL  REPORTS              Page  -20-
     21.1.7  FAILURE  TO  OBTAIN  POLICIES AND/OR
             CERTIFICATES OF INSURANCE                  Page  -20-
     21.1.8  FAILURE  TO  OBTAIN  CONSENT               Page  -20-
     21.1.9  INTENTIONALLY  OMITTED                     Page  -20-
     21.1.10  INTENTIONALLY  OMITTED                    Page  -20-

     21.1.11  FAILURE  TO  PERFORM  OTHER  OBLIGATIONS  Page  -20-
     21.1.12  CROSS-DEFAULTS                            Page  -20-
21.2     ADDITIONAL  REMEDIES                           Page  -20-
21.3     RIGHT  TO  POSSESSION                          Page  -21-
21.4     LOSS  OF  BARGAIN                              Page  -21-
21.5     ACTIONS  FOR  RECOVERY                         Page  -21-
21.6     ACTIONS  FOR  ALL  RENT                        Page  -21-
21.7     LANDLORD  NOT  LIABLE  FOR  TRESPASS           Page  -21-
21.8     NO  WAIVER                                     Page  -21-
21.9     LIQUIDATED  DAMAGES                            Page  -21-
21.10    ADMINISTRATIVE  AND  INTEREST  CHARGES         Page  -22-
21.11    LANDLORD'S  LIEN                               Page  -22-

SECTION  22    QUIET  POSSESSION                        Page  -22-
               -----------------

SECTION  23    CONVEYANCE  BY  LANDLORD                 Page  -22-
               ------------------------

SECTION  24    DEFAULT  BY  LANDLORD                    Page  -22-
               ---------------------

SECTION  25    FORCE  MAJEURE                           Page  -22-
               --------------

SECTION  26    NOTICES                                  Page  -23-
               -------
26.1     NOTICES     Page  -23-
     26.1.1  ADDRESS  OF  LANDLORD                      Page  -23-
     26.1.2  ADDRESS  OF  TENANT                        Page  -23-
26.2     CHANGE  OF  ADDRESS                            Page  -23-

SECTION  27    HOLDOVER  TENANCY                        Page  -23-
               -----------------

SECTION  28    REMEDIES  CUMULATIVE                     Page  -23-
               --------------------

SECTION  29    SUCCESSORS  AND  ASSIGNS                 Page  -23-
               ------------------------

SECTION  30    PARTIAL  INVALIDITY                      Page  -24-
               -------------------

SECTION  31    TIME  OF  THE  ESSENCE                   Page  -24-
               ----------------------

SECTION  32    ENTIRE  AGREEMENT                        Page  -24-
               -----------------

SECTION  33    NO  PARTNERSHIP                          Page  -24-
               ---------------

SECTION  34    BROKERS                                   Page  -24-
               -------

SECTION  35    SAVINGS  CLAUSE                           Page  -24-
               ---------------

SECTION  36    ATTORNEYS'  FEES                          Page  -24-
               ----------------

SECTION  37    INSOLVENCY  AND  DEATH                    Page  -24-
               ----------------------

SECTION  38    GENERAL  PROVISIONS                       Page  -24-
               -------------------
38.1     CAPTIONS                                        Page  -24-
38.2     PRONOUNS                                        Page  -24-
38.3     GOVERNING  LAW                                  Page  -24-
38.4     Words  of  Obligation                           Page  -25-
38.5     JOINT  AND  SEVERAL  LIABILITY                  Page  -25-
38.6     EXECUTION  OF  LEASE                            Page  -25-

     38.6.1  DEPOSIT                                     Page  -25-
38.7     NOTICE  OF  CLAIM                               Page  -25-
38.8     NEUTRAL  CONSTRUCTION                           Page  -25-
38.9     CONSTRUCTION  ALLOWANCE                         Page  -25-
38.10     THIRD  PARTY  BENEFICIARY  STATUS              Page  -25-
38.11     LIMITED  LIABILITY                             Page  -25-

SECTION  39    OPTION  TO  EXTEND                        Page  -25-
               ------------------
39.1     EXTENSION  TERM                                 Page  -25-
     39.1.1  COMMENCEMENT  DATE                          Page  -25-
39.2     NOTICE  OF  ELECTION                            Page  -25-
     39.2.1  ADJUSTMENT  OF  BASE  RENT                  Page  -25-
39.3     TERMINATION  OF  OPTION  TO  EXTEND             Page  -26-

                                    EXHIBITS
                                    --------

EXHIBIT  A-1     LEGAL  DESCRIPTION  OF  PROPERTY
EXHIBIT  A-2     SITE  PLAN  OF  PROPERTY
EXHIBIT  A-3     SCHEMATIC  OF  BUILDING
EXHIBIT  A-4     SITE  PLAN  OF  PREMISES  WITHIN  BUILDING
EXHIBIT  A-5     SCHEMATIC  OF  PREMISES
EXHIBIT  B       MEMORANDUM OF COMMENCEMENT DATE AND CONFIRMATION
                 OF RENTABLE AREA OF  THE  PREMISES
EXHIBIT  C       LANDLORD'S  WORK  LETTER
EXHIBIT  D       RULES  AND  REGULATIONS
EXHIBIT  E       JANITORIAL  SERVICE  SPECIFICATIONS
EXHIBIT  F       EXTERIOR  DIRECTIONAL  SIGNAGE
EXHIBIT  G       ROOFING  REQUIREMENTS